======================================================================

                           ITT CORPORATION,

                                Issuer

                                  AND

                  THE FIRST NATIONAL BANK OF CHICAGO,



                        -----------------------


                               Indenture


                        -----------------------


                      Dated as of November , 1996

                        -----------------------


                     Subordinated Debt Securities



======================================================================

                            ITT CORPORATION
                        CROSS-REFERENCE TABLE


 TIA                                                        Indenture
Section                                                      Section
-------                                                     ---------

310  (a)(1)...................................................   7.9
     (a)(2)...................................................   7.9
     (a)(3)...................................................  N.A.
     (a)(4)...................................................  N.A.
     (a)(5)...................................................   7.9
     (b)............................... 7.8 and 7.10(a), (b) and (d)
     (c)......................................................  N.A.
311...................................... 7.13(a) and (c)(1) and (2)
     (b).................................................... 7.13(b)
     (c)......................................................  N.A.
312.................................................  5.1 and 5.2(a)
     (b)..................................................... 5.2(b)
     (c)..................................................... 5.2(c)
313.......................................................... 5.4(a)
     (b)(1)..................................................   N.A.
     (b)(2).................................................. 5.4(a)
     (c)..................................................... 5.4(c)
     (d)..................................................... 5.4(d)
314..........................................................    5.3
     (a)(4)..................................................    4.7
     (b).....................................................   N.A.
     (c)(1)..................................................   13.6
     (c)(2)..................................................   13.6
     (c)(3)..................................................   N.A.
     (d).....................................................   N.A.
     (e).....................................................   13.6
     (f).....................................................   N.A.
315..........................................................    7.1
     (b).....................................................   6.11
     (c).....................................................    7.1
     (d).....................................................    7.1
     (e).....................................................   6.12
316..........................................................    8.4
     (a)(1)(A)...............................................    6.9
     (a)(1)(B)...............................................   6.10
     (a)(2)..................................................   N.A.
     (b).....................................................    6.7
     (c).....................................................    8.1
317..........................................................    6.2
     (b).....................................................    4.4
318..........................................................  13.11

N.A. means Not Applicable.

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

                           TABLE OF CONTENTS


                                                                  Page
                                                                  ----

RECITALS OF THE ISSUER.........................................     1


                              ARTICLE ONE

                              DEFINITIONS

SECTION 1.1.    Certain Terms Defined..........................     1
SECTION 1.2.    Other Defined Terms............................    10


                              ARTICLE TWO

                            SECURITY FORMS

SECTION 2.1.    Forms Generally................................    10
SECTION 2.2.    Form of Trustee's Certificate of
                  Authentication...............................    11
SECTION 2.3.    Form of Trustee's Certificate of
                  Authentication by an Authenticating Agent....    11
SECTION 2.4.    Securities Issuable in the Form of
                  a Global Security............................    12


                             ARTICLE THREE

                            THE SECURITIES

SECTION 3.1.    Amount Unlimited; Issuable in Series...........    13
SECTION 3.2.    Form and Denominations.........................    16
SECTION 3.3.    Authentication, Dating and Delivery
                  of Securities................................    16
SECTION 3.4.    Execution of Securities and Coupons............    18
SECTION 3.5.    Certificate of Authentication..................    19
SECTION 3.6.    Registration; Registration of Transfer
                  and Exchange.................................    19
SECTION 3.7.    Mutilated, Defaced, Destroyed, Lost and Stolen
                  Securities or Coupons........................    21
SECTION 3.8.    Payment of Interest; Interest
                  Rights Preserved.............................    23
SECTION 3.9.    Cancellation of Securities;
                  Destruction Thereof..........................    24
SECTION 3.10.   Temporary Securities...........................    24

SECTION 3.11.   Computation of Interest........................    25
SECTION 3.12.   Currency and Manner of Payments in
                  Respect of Securities........................    25
SECTION 3.13.   Compliance with Certain Laws and Regulations...    30


                             ARTICLE FOUR

                        COVENANTS OF THE ISSUER

SECTION 4.1.    Payment of Securities...........................   31
SECTION 4.2.    Offices or Agency...............................   31
SECTION 4.3.    Appointment To Fill a Vacancy in
                  Office of Trustee.............................   32
SECTION 4.4.    Paying Agents...................................   32
SECTION 4.5.    Certificates to Trustee.........................   34


                             ARTICLE FIVE

               SECURITYHOLDERS LISTS AND REPORTS BY THE
                        ISSUER AND THE TRUSTEE

SECTION 5.1.    Issuer To Furnish Trustee Information as to
                  Names and Addresses of Securityholders........   34
SECTION 5.2.    Preservation and Disclosure of
                   Securityholders Lists.......................    35
SECTION 5.3.    Reports by the Issuer..........................    37
SECTION 5.4.    Reports by the Trustee.........................    37


                              ARTICLE SIX

              REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                          ON EVENT OF DEFAULT

SECTION 6.1.    Event of Default Defined; Acceleration
                  of Maturity; Waiver of Default................   39
SECTION 6.2.    Collection of Indebtedness by Trustee;
                  Trustee May Prove Debt........................   43
SECTION 6.3.    Application of Proceeds.........................   45
SECTION 6.4.    Suits for Enforcement...........................   47

SECTION 6.5.    Restoration of Rights on Abandonment
                  of Proceedings................................   47
SECTION 6.6.    Limitations on Suits by Securityholders.........   47
SECTION 6.7.    Unconditional Right of Securityholders
                  To Institute Certain Suits....................   48
SECTION 6.8.    Powers and Remedies Cumulative; Delay or
                  Omission Not Waiver of Default................   48
SECTION 6.9.    Control by the Holders of Securities............   49
SECTION 6.10.   Waiver of Past Defaults.........................   49
SECTION 6.11.   Trustee To Give Notice of Default, But May
                  Withhold in Certain Circumstances.............   50
SECTION 6.12.   Right of Court To Require Filing of
                  Undertaking To Pay Costs......................   50
SECTION 6.13.   Judgment Currency...............................   51


                             ARTICLE SEVEN

                        CONCERNING THE TRUSTEE

SECTION 7.1.    Duties and Responsibilities of the Trustee;
                  During Default; Prior to Default..............   52
SECTION 7.2.    Certain Rights of the Trustee...................   53
SECTION 7.3.    Trustee Not Responsible for Recitals,
                  Disposition of Securities or
                  Application of Proceeds Thereof...............   54
SECTION 7.4.    Trustee and Agents May Hold Securities;
                  Collections, etc..............................   55
SECTION 7.5.    Moneys Held by Trustee..........................   55
SECTION 7.6.    Compensation and Indemnification of
                  Trustee and Its Prior Claim...................   55
SECTION 7.7.    Right of Trustee To Rely on
                  Officers' Certificate, etc....................   56
SECTION 7.8.    Qualification of Trustee;
                  Conflicting Interests.........................   56
SECTION 7.9.    Persons Eligible for Appointment as Trustee.....   56
SECTION 7.10.   Resignation and Removal; Appointment of
                  Successor Trustee.............................   57
SECTION 7.11.   Acceptance of Appointment by Successor Trustee..   58
SECTION 7.12.   Merger, Conversion, Consolidation or Succession
                  to Business of Trustee........................   59
SECTION 7.13.   Preferential Collection of Claims
                  Against the Issuer............................   59
SECTION 7.14.   Authenticating Agent............................   64

                            ARTICLE EIGHT

                 CONCERNING THE HOLDERS OF SECURITIES

SECTION 8.1.    Action by Holders...............................   66
SECTION 8.2.    Proof of Execution of Instruments by Holders
                   of Securities................................   66
SECTION 8.3.    Holders To Be Treated as Owners.................   67
SECTION 8.4.    Securities Owned by Issuer Deemed
                  Not Outstanding...............................   67
SECTION 8.5.    Right of Revocation of Action Taken.............   68


                             ARTICLE NINE

                           HOLDERS' MEETINGS

SECTION 9.1.    Purposes of Meetings............................   69
SECTION 9.2.    Call of Meetings by Trustee.....................   69
SECTION 9.3.    Call of Meetings by Issuer or Holders...........   69
SECTION 9.4.    Qualifications for Voting.......................   70
SECTION 9.5.    Regulations.....................................   70
SECTION 9.6.    Voting..........................................   71
SECTION 9.7.    No Delay of Rights by Meeting...................   71


                              ARTICLE TEN

                        SUPPLEMENTAL INDENTURES

SECTION 10.1.   Supplemental Indentures Without Consent
                  of Securityholders............................   72
SECTION 10.2    Supplemental Indentures with Consent
                  of Securityholders............................   74
SECTION 10.3.   Notice of Supplemental Indenture................   75
SECTION 10.4.   Effect of Supplemental Indenture................   75
SECTION 10.5.   Documents To Be Given to Trustee................   76
SECTION 10.6.   Notation on Securities and Coupons in
                  Respect of Supplemental Indentures............   76
SECTION 10.7.   Issuance of Securities by
                  Successor Corporation.........................   76

                            ARTICLE ELEVEN

                     CONSOLIDATION, MERGER OR SALE

SECTION 11.1.   Issuer May Consolidate, Merge or Sell
                  on Certain Terms..............................   77
SECTION 11.2.   Opinion of Counsel To Be Given to Trustee.......   78


                            ARTICLE TWELVE

               SATISFACTION AND DISCHARGE OF INDENTURE;
                           UNCLAIMED MONEYS

SECTION 12.1.   Satisfaction and Discharge of Securities
                  of Any Series.................................   78
SECTION 12.2.   Satisfaction and Discharge of Indenture.........   81
SECTION 12.3.   Application of Trust Money......................   81
SECTION 12.4.   Repayment of Moneys Held by Paying Agent........   81
SECTION 12.5.   Return of Moneys Held by Trustee and
                  Paying Agent Unclaimed for Two Years..........   82


                           ARTICLE THIRTEEN

                       MISCELLANEOUS PROVISIONS

SECTION 13.1.   Incorporators, Stockholders, Officers
                  and Directors of Issuer Exempt
                  from Individual Liability.....................   82
SECTION 13.2.   Provisions of Indenture for the Sole
                  Benefit of Parties and Securityholders........   82
SECTION 13.3.   Successors and Assigns of Issuer Bound
                  by Indenture..................................   83
SECTION 13.4.   Notices to Holders; Waiver......................   83
SECTION 13.5.   Addresses for Notices...........................   84
SECTION 13.6.   Officers' Certificates and Opinions
                  of Counsel; Statements To Be
                  Contained Therein.............................   84
SECTION 13.7.   Cross References................................   85
SECTION 13.8.   Legal Holidays..................................   85
SECTION 13.9.   Moneys of Different Currencies
                  To Be Segregated..............................   86
SECTION 13.10.  Payment To Be in Proper Currency................   86

SECTION 13.11.  Conflict of Any Provision of
                  Indenture with Trust Indenture Act............   86
SECTION 13.12.  New York Law To Govern..........................   87
SECTION 13.13.  Counterparts....................................   87
SECTION 13.14.  Effect of Headings..............................   87
SECTION 13.15.  Separability Clause.............................   87


                           ARTICLE FOURTEEN

                       REDEMPTION OF SECURITIES

SECTION 14.1.   Applicability of Article........................   87
SECTION 14.2.   Notice of Redemption; Selection
                  of Securities.................................   87
SECTION 14.3.   Payment of Securities Called
                  for Redemption................................   89
SECTION 14.4.   Exclusion of Certain Securities
                  from Eligibility for
                  Selection for Redemption......................   90
SECTION 14.5    Redemption Pursuant to Gaming Laws .............   91


                            ARTICLE FIFTEEN

                             SINKING FUNDS

SECTION 15.1.   Applicability of Article........................   92
SECTION 15.2.   Satisfaction of Mandatory Sinking
                  Fund Payments with Securities.................   92
SECTION 15.3.   Redemption of Securities for Sinking Fund.......   92


                            ARTICLE SIXTEEN

               SUBORDINATION OF SUBORDINATED SECURITIES

SECTION 16.1    Agreement to Subordinate........................   95
SECTION 16.2.   Terms of Subordination..........................   95
SECTION 16.3.   Subrogation of Subordinated Securities..........   97
SECTION 16.4.   Payments Over to Holders of Senior Debt.........   98
SECTION 16.5.   Authorization by Holders of Subordinated
                  Securities....................................   98
SECTION 16.6.   Notice to Trustee  .............................   99
SECTION 16.7.   Trustee's Relation to Senior Debt...............  100

                           ARTICLE SEVENTEEN

                 CONVERSION OF CONVERTIBLE SECURITIES

SECTION 17.1    Applicability of Article .......................  101
SECTION 17.2.   Right of Holders to Convert Securities..........  101
SECTION 17.3.   Issuance of Shares of Underlying
                  Stock on Conversion...........................  102
SECTION 17.4.   No Payment or Adjustment for
                  Interest or Dividends.........................  103
SECTION 17.5.   Adjustment of Conversion Price..................  103
SECTION 17.6.   No Fractional Shares to be Issued...............  114
SECTION 17.7.   Effect of Reclassification, Consolidation,
                  Merger or Sale................................  115
SECTION 17.8.   Notice to Holders of Securities
                  of a Series Prior to Taking
                  Certain Types of Action.......................  116
SECTION 17.9.   Covenant to Reserve Shares for Issuance
                  on Conversion of Securities...................  117
SECTION 17.10.  Compliance with Governmental Requirements.......  117
SECTION 17.11.  Payment of Taxes upon Certificates for
                  Shares Issued upon Conversion.................  117
SECTION 17.12.  Trustee's Duties with Respect to
                  Conversion Provisions.........................  118

          INDENTURE, dated as of November , 1996, between ITT
Corporation, a Nevada corporation (the "Issuer"), and The First
National Bank of Chicago, a national banking association, as Trustee (the "Trustee").

                        RECITALS OF THE ISSUER

          The Issuer is authorized to borrow money for its corporate purposes and to issue debentures, notes or other evidences of indebtedness therefor; and for its corporate purposes, the Issuer has determined to make and issue its debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities"), as hereinafter provided, up to such principal amount or amounts as may from time to time be authorized by or pursuant to the authority granted in one or more resolutions of the Board of Directors.

          All things necessary to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          That, in consideration of the premises and of the mutual covenants herein contained and of the purchase and acceptance of the Securities by the holders thereof and of the sum of One Dollar to the Issuer duly paid by the Trustee at or before the ensealing and delivery of these presents, and for other valuable consideration, the receipt whereof is hereby acknowledged, and in order to declare the terms and conditions upon which the Securities are to be issued, IT IS HEREBY COVENANTED, DECLARED AND AGREED, by and between the parties hereto, that all the Securities are to be executed, authenticated and delivered subject to the further covenants and conditions hereinafter set forth; and the Issuer, for itself and its successors, does hereby covenant and agree to and with the Trustee and its successors in said trust, for the benefit of those who shall hold the Securities, or any of them, as follows:

                              ARTICLE ONE

                              DEFINITIONS

          SECTION 1.1. Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act or the definitions of which in the Securities Act are referred to in the Trust Indenture Act or by Commission rule under the Trust

Indenture Act (except as herein otherwise expressly provided or unless the context otherwise clearly requires) shall have the meanings assigned to such terms in said Trust Indenture Act, rule thereunder or in said Securities Act as in force at the date of this Indenture. All accounting terms used and not expressly defined herein shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof", and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

          "Authenticating Agent" means, with respect to any series of Securities, an authenticating agent appointed by the Trustee with respect to that series of Securities pursuant to Section 7.14.

          "Authorized Newspaper" means a newspaper in an official language of the country of publication customarily published at least once a day, and customarily published for at least five days in each calendar week, and of general circulation in such city or cities as may be provided elsewhere in this Indenture or specified as contemplated by Section 3.1. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on a Business Day in such city.

          "Board of Directors" means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act hereunder.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

          "Business Day" means, with respect to any Security, a day which, in the city (or in any of the cities, if more than one) in which amounts are payable, as specified in the form of such Security, is neither a legal holiday nor a day on which banking institutions, including the Trustee, are authorized or required by law or regulation or executive order to close.

          "Capital Stock" means any and all shares, interests, warrants, options, participations or other equivalents (however designated) of corporate stock.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties at such time.

          "Component Currency": See Section 3.12(i).

          "Conversion Price": See Section 17.2.

          "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, except that with respect to presentation of Registered Securities for payment or for registration of transfer and exchange, presentation of Unregistered Securities for registration and the location of the Securities Register, such term shall mean such office or the agency of the Trustee designated for such purpose.

          "Coupon" means any interest coupon appertaining to any Security.

          "Coupon Security" means any Security authenticated and delivered with one or more Coupons appertaining thereto.

          "Currency Conversion Date": See Section 3.12(e).

          "Currency Conversion Rate": See Section 6.13.

          "Depositary" means, with respect to any series of Securities for which the Issuer shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency or any successor registered under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Issuer pursuant to either
Section 2.4 or 3.1.

          "Dollar" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          "Dollar Determination Agent" means the New York clearing house bank, if any, from time to time selected by the Issuer for purposes of Section 3.12.

          "Dollar Equivalent of the Currency Unit": See Section
3.12(h).

          "Dollar Equivalent of the Foreign Currency": See Section
3.12(g).

          "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

          "European Communities" means the European Economic
Community, the European Coal and Steel Community, and the European Atomic Energy Community.

          "Event of Default" means any event or condition specified as such in Section 6.1 which shall have continued for the period of time, if any, therein designated.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exchange Rate Officer's Certificate" means a certificate setting forth (i) the applicable Official Currency Unit Exchange Rate and (ii) the Dollar or Foreign Currency amounts of principal, premium, if any, and interest, if any, respectively (on an aggregate basis and on the basis of a Security having a principal amount of 1,000 in the relevant currency unit), payable on the basis of such Official Currency Unit Exchange Rate, signed by the treasurer or any assistant treasurer of the Issuer and delivered to the Trustee.

          "Fair Value" when used with respect to property, means the fair value as determined in good faith by the Board of Directors.

          "Foreign Currency" means a currency issued by the government of any country other than the United States.

          "Fully Registered Security" means any Security registered as to principal and interest, if any.

          "Gaming Authority" means the Nevada Gaming Commission, the Nevada Gaming Control Board, the New Jersey Casino Control Commission, the New Jersey Division of Gaming Enforcement or any similar commission or agency of any state or other legal jurisdiction having jurisdiction over the gaming activities or any proposed or future gaming activities of the Issuer or a Subsidiary of the Issuer or any successor thereto.

          "Gaming Laws" means all laws and regulations pursuant to which any Gaming Authority possesses licensing or permit authority over gaming activities conducted by the Issuer or any of its Subsidiaries within its jurisdiction.

          "Global Security" means, with respect to any series of Securities, a Security executed by the Issuer and authenticated and delivered by the Trustee to the

Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture and pursuant to an Issuer Order, which
(i) shall be registered in the name of the Depositary or its nominee and (ii) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series or any portion thereof, in either case having the same terms, including, without limitation, the same issue date, date or dates on which principal is due, and interest rate or method of determining interest.

          "Government Obligations" means, with respect to the Securities of any series, securities which are (i) direct obligations of the government which issued the currency in which the Securities of such series are denominated or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the government which issued the currency in which the Securities of such series are denominated the payment of which is unconditionally guaranteed by such government, and which, in either case, are full faith and credit obligations of such government and are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

          "Holder" means, with respect to a Registered Security, any person in whose name a particular Registered Security is registered in the Securities Register; with respect to an Unregistered Security, the bearer of such Unregistered Security; and, with respect to a Coupon, the bearer thereof.

          "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented, and shall include the forms and terms of particular series of Securities established as contemplated hereunder, regardless of the currency or currency unit in which such Securities are denominated.

          "Interest" means, when used with respect to any non-interest bearing Security, interest payable after Maturity.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities of any series.

          "Issuer" means ITT Corporation, a Nevada corporation, and, subject to Article Eleven, its successors and assigns.

          "Issuer Order" and "Issuer Request" mean a written order and a written request, respectively, signed in the name of the Issuer by the chairman or any vice chairman or the president or any vice president and by the treasurer or any assistant treasurer or the secretary or any assistant secretary of the Issuer and delivered to the Trustee.

          "Market Exchange Rate": See Section 3.12(i).

          "Maturity" means, when used with respect to any Security, the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Officers' Certificate" means a certificate signed by the chairman or any vice chairman or the president or any vice president and by the treasurer or any assistant treasurer or the secretary or any assistant secretary of the Issuer and delivered to the Trustee. Each such certificate shall include the statements provided for in
Section 13.6 if and to the extent required thereby.

          "Official Currency Unit Exchange Rate" means, with respect to any payment to be made hereunder, the exchange rate between the relevant currency unit and the Dollar calculated by the agency or entity specified pursuant to Section 3.1 for the Securities of the relevant series (in the case of the ECU, calculated by the Commission of the European Communities, and currently based on the rates in effect at 2:30 p.m., Brussels time, on the exchange markets of the Component Currencies of the ECU), on the second Business Day (in the city in which such agency or entity, as applicable, has its principal office) immediately preceding the applicable payment date.

          "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuer or who may be other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 13.6 if and to the extent required thereby.

          "Original Issue Date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

          "Original Issue Discount Security" means (i) any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.1 and (ii) any other Security deemed an Original Issue Discount Security for United States Federal income tax purposes.

          "Outstanding" means (except as otherwise provided in Section
7.8 and subject to the provisions of Section 8.4), when used with reference to Securities, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

          (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own Paying Agent); provided that, if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice;

          (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 3.7 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer); and

          (d) Securities which have been converted into Capital Stock in accordance with Article Seventeen hereof, if the terms of such Securities provide for convertibility pursuant to Section 3.1.

          In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to
Section 6.1.

          "Overdue Rate" means, with respect to any series of Securities, the rate designated as such in or pursuant to the resolution of the Board of Directors or the supplemental indenture, as the case may be, relating to such series as contemplated by Section 3.1.

          "Paying Agent" means any person authorized by the Issuer to pay the principal of, or premium, if any, or interest, if any, on, any Securities on behalf of the Issuer.

          "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment" means, when used with respect to the Securities of any series, the place or places where the principal of, premium, if any, and interest, if any, on the Securities of such series are payable as specified pursuant to Section 3.1.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under
Section 3.7 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

          "Redemption Date" means, when used with respect to any Security to be redeemed, that date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price" means, when used with respect to any Security to be redeemed, the price, in Dollars or the Foreign Currency or currency unit in which such Security is denominated or which is otherwise provided for pursuant to this Indenture, at which it is to be redeemed pursuant to this Indenture.

          "Registered Holder" means, with respect to a Registered
Security, the Person in whose name such Security is registered in the Securities Register.

          "Registered Security" means any Security registered as to principal.

          "Required Currency": See Section 13.10.

          "Responsible Officer" means, when used with respect to the Trustee, any officer in the Corporate Trust Office of the Trustee and any other officer of the Trustee to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

          "Security" or "Securities" (except as otherwise provided in Section 7.8) has the meaning stated in the recitals of this Indenture and more particularly shall mean any Registered or Unregistered
Securities authenticated and delivered under this Indenture.

          "Securities Register" and "Securities Registrar": See
Section 3.6.

          "Senior Debt" means (a) all indebtedness of the Company (other than indebtedness which by its terms is subordinate in right of payment to other indebtedness), whether outstanding on the date of this Indenture or thereafter created, (i) for money borrowed by the Company, (ii) for money borrowed by others and assumed or guaranteed, directly or indirectly, by the Company including without limitation any endorsement or other contingent obligation of the Company in respect of, or to purchase, or otherwise acquire, any obligation of another or (iii) constituting purchase money indebtedness, or indebtedness secured by property at the time of the acquisition of such property by the Company, for the payment of which the Company is directly or contingently liable, and (b) all deferrals, renewals, extensions and refundings of, and amendments, modifications and supplements to, any such indebtedness, unless by the terms of the instrument creating or evidencing any such indebtedness referred to in clause (a) or (b) above it is expressly provided that such indebtedness is not senior in right of payment to the Securities, or unless by its terms such indebtedness is subordinate in right of payment to other indebtedness of the issuer. As used in the preceding sentence the term "purchase money indebtedness" shall mean indebtedness evidenced by a note, debenture, bond or other written instrument (whether or not secured by any lien or other security interest) issued or assumed as all or a part of the consideration for the acquisition of property, whether by purchase, merger, consolidation or otherwise. The term Senior Debt shall not include any account payable or other indebtedness created or assumed by the Company in the ordinary course of business in connection with the obtaining of materials or services.

          "Specified Amount": See Section 3.12(i).

          "Stated Maturity" means, when used with respect to any Security or any installment of interest thereon, the date specified in such Security or the Coupon, if any, representing such installment of interest, as the fixed date on which the principal of such Security or such installment of interest is due and payable.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Subordinated Debt" means all notes or other unsecured evidences of indebtedness of the Issuer for money borrowed by the Issuer which is expressed to be subordinate in right of payment to all Senior Debt, but not to any other indebtedness of the Issuer.

          "Subordinated Securities": See Section 16.1.

          "Subsidiary" means any corporation more than 50% of the voting stock of which at the time is owned or controlled, directly or indirectly, by the Issuer or the accounts of which are in fact consolidated with the accounts of the Issuer.

          "Trustee" means the person identified as "Trustee" in the first paragraph of this Indenture and, subject to the provisions of Article Seven, shall also include any successor trustee. If there shall be more than one Trustee at any one time, "Trustee" shall mean each such Trustee and shall apply to each such Trustee only with respect to those series of Securities with respect to which it is serving as Trustee.

          "Trust Indenture Act" (except as otherwise provided in Sections 10.1 and 10.2) means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and as in force at the date as of which this Indenture was originally executed.

          "Unregistered Security" means any Security that is not registered as to principal.

          "Valuation Date": See Section 3.12(e).

          "Vice President" when used with respect to the Issuer means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president".

          SECTION 1.2. Other Defined Terms. Certain other terms are defined in Article Seven.


                              ARTICLE TWO

                            SECURITY FORMS

          SECTION 2.1. Forms Generally. The Securities of each series, and the Coupons if any, to be attached thereto, shall be in substantially the form as shall be established pursuant to Section 3.1 in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Issuer may deem appropriate and as are not inconsistent with the provisions of this Indenture or as may be required to comply with any law or with any rules or regulations made pursuant thereto or with any rules or regulations of any securities exchange on which any of the Securities may be listed, or as may, consistently herewith, be determined by the officers executing such Securities, and Coupons, if any, as evidenced by their execution of the Securities, and Coupons, if any.

          The definitive Securities, and Coupons, if any, of each series shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, and Coupons, if any, as evidenced by their execution of such Securities, and Coupons, if any, subject, with respect to the Securities of any series, to the rules of any securities exchange on which the Securities of such series are listed.

          SECTION 2.2. Form of Trustee's Certificate of
Authentication. The Trustee's Certificate of Authentication on all Securities shall be in substantially the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                             [NAME OF TRUSTEE]
                                    as Trustee


                             By
                                -----------------------
                                  Authorized Officer


          SECTION 2.3. Form of Trustee's Certificate of Authentication by an Authenticating Agent. If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee's Certificate of Authentication by such Authenticating Agent on all Securities of such series shall be in substantially the following form:

                             [NAME OF TRUSTEE]
                                    as Trustee

                             By [NAME OF AUTHENTICATING AGENT],
                                  Authenticating Agent

                             By
                                --------------------------
                                    Authorized Officer


          SECTION 2.4. Securities Issuable in the Form of a Global Security. (a) If the Issuer shall establish pursuant to Section 3.1 that the Securities of a particular series are to be issued in whole or in part in one or more Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with Section 3.3 and the Issuer Order delivered to the Trustee thereunder, authenticate and deliver a Global Security or Securities which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Securities of such series to be represented by such Global Security or Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in Section 2.4 of the Indenture, this Security may be transferred, in whole but not in part, only to a nominee of the Depositary, or by a nominee of the Depositary to the Depositary, or to a successor Depositary or to a nominee of such successor Depositary."

          (b) Notwithstanding any other provision of this Section 2.4 or of Section 3.6, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 3.6, only to a nominee of the Depositary, for such series or by a nominee of the Depositary to the Depositary or to a successor Depositary for such series selected or approved by the Issuer or to a nominee of such successor Depositary.

          (c) If at any time the Depositary for a series of Securities notifies the Issuer that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act or other applicable statute or regulation and a successor Depositary for such series is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such condition, as the case may be, this Section 2.4 shall no longer be applicable to the Securities of such series and the Issuer will execute, and the Trustee will, in accordance with Section 3.3 and an Issuer Order delivered to the Trustee, authenticate and deliver Fully Registered Securities of such series, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. In addition, the Issuer may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of this Section 2.4 shall no longer apply to the Securities of such series. In such event the Issuer will execute and the Trustee, upon receipt of an Officers'

Certificate evidencing such determination by the Issuer, will authenticate and deliver Fully Registered Securities of such series, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. Upon the exchange of the Global Security for Fully Registered Securities issued in exchange for the Global Security pursuant to this Section 2.4(c), (i) such Global Security shall be cancelled by the Trustee, and (ii) Fully Registered Securities shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct or inform the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.


                             ARTICLE THREE

                            THE SECURITIES

          SECTION 3.1. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in or pursuant to the authority granted in a Board Resolution or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (1) the form of the Securities of any series and the Coupons, if any, appertaining thereto:

          (2) the title of the Securities of the series (which shall distinguish the Securities of the series from all other
     Securities);

          (3) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.4, 3.6, 3.7, 3.10 or 14.3);

          (4) the date or dates on which such Securities may be issued;

          (5) the date or dates, which may be serial, on which the principal of, and premium, if any, on, the Securities of such series shall be payable;

          (6) the rate or rates, or the method of determination thereof, at which the Securities of such series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and, in the case of Registered Securities, the record dates, if other than as set forth in Section 3.8, for the determination of Holders to whom interest is payable, and whether any special terms and conditions relating to the payment of additional amounts in respect of payments on the Securities of such series shall in the event of certain changes in the United States Federal income tax laws apply to Unregistered Securities of such series or to Registered Securities of such series;

          (7) the place or places where the principal of, and premium, if any, and interest, if any, on Securities of the series shall be payable (if other than as provided in Section 4.2);

          (8) the provisions, if any, establishing the price or prices at which, the period or periods within which and the terms and conditions (including, without limitation, the type of consideration to be paid by the Issuer) upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer, pursuant to any sinking fund or otherwise, and whether any special terms and conditions of redemption shall apply to Unregistered Securities of such series or to Registered Securities of such series;

          (9) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices, in the currency or currency unit in which the Securities of such series are payable, at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

          (10) if other than denominations of 1,000 and any integral multiple thereof, in Dollars or the Foreign Currency or currency unit in which the Securities of such series are denominated, the denominations in which Securities of such series shall be issuable;

          (11) if other than the principal amount thereof, the portion of the principal amount of Securities of such series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.1 or provable in bankruptcy pursuant to Section 6.2.

          (12) whether payment of the principal of, premium, if any, and interest, if any, on the Securities of such series shall be with or without deduction for taxes, assessments or governmental charges, and with or without reimbursement of taxes, assessments or governmental charges paid by Holders;

          (13) any Events of Default with respect to the Securities of such series, if not set forth herein;

          (14) if other than the rate of interest stated in the title of the Securities of such series, the applicable Overdue Rate;

          (15) in case the Securities of such series do not bear interest, the applicable dates for the purpose of clause (a) of
     Section 5.1;

          (16) whether the Securities of such series are to be issued as Registered Securities (with or without Coupons) or Unregistered Securities or both, and, if Unregistered Securities or Coupon Securities are issued, whether Unregistered Securities or Coupon Securities of such series may be exchanged for Registered Securities or Fully Registered Securities of such series and whether Registered Securities or Fully Registered Securities of such series may be exchanged for Unregistered Securities of such series and the circumstances under which and the place or places where any such exchanges, if permitted, may be made;

          (17) the currency or currencies, or currency unit or currency units, whether in Dollars or a Foreign Currency or currency unit, in which the principal of, and premium, if any, and interest, if any, on the Securities of such series or any other amounts payable with respect thereto, including, without limitation, Coupons, are to be denominated, payable, redeemable or repurchaseable, as the case may be, and whether such principal, premium, if any, and interest, if any, payable otherwise than in Dollars may, at the option of the holders of any Security of such series, also be payable in Dollars;

          (18) if other than as set forth in Section 12.1, provisions for the satisfaction and discharge of the indebtedness represented by the Securities of such series;

          (19) whether the Securities of such series are issuable as a Global Security and, in such case, the identity of the Depositary for such series;

          (20) if the amount of payment of principal of, and premium, if any, or interest, if any, on the Securities of such series may be determined with reference to an index, formula or other method based on a coin, currency, or currency unit other than that in which the Securities are stated to be payable or otherwise, the manner in which such amounts shall be determined;

          (21) whether the Securities of such series will be convertible into any class or combination of classes of Capital Stock, and the terms and conditions upon which such conversion shall be effected (including, without limitation, the Conversion Price, the conversion period, any provision which gives the Issuer the right, at its option, to pay to a Holder of the Securities a specified cash amount in lieu of Capital Stock issuable upon such conversion, and any other provisions in addition to or in lieu of those set forth in this Indenture relative to such obligation);

          (22) any trustees, authenticating or paying agents, warrant agents, conversion agents, transfer agents or registrars or any other agents with respect to the Securities of such series, and, if the Securities of such series are to be denominated and payable in any currency other than Dollars, the initial Dollar Determination Agent; and

          (23) any other terms of such series (which terms shall not be inconsistent with the provisions of this Indenture).

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the authority granted in such resolution of the Board of Directors or in any such indenture supplemental hereto.

          SECTION 3.2. Form and Denominations. In the absence of any specification pursuant to Section 3.1 with respect to the Securities of any series, the Securities of such series shall be issuable as Fully Registered Securities in denominations of $1,000 and any integral multiple thereof, and shall be payable in Dollars.

          SECTION 3.3. Authentication, Dating and Delivery of Securities. At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series, with appropriate Coupons, if any, attached thereto, executed by the Issuer to the Trustee for authentication. Except as otherwise provided in this Article Three, the Trustee shall thereupon authenticate and deliver, or cause to be authenticated and delivered, said Securities to or upon Issuer Order, without any further action by the Issuer. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such

Securities, the Trustee shall be entitled to receive, prior to the initial authentication of such Securities, and (subject to Section 7.1) shall be fully protected in relying upon:

          (1) a Board Resolution relating thereto and, if applicable, an appropriate record of any action taken pursuant to such Board Resolution, in each case certified by the secretary or an assistant secretary of the Issuer;

          (2) an executed supplemental indenture, if any, relating thereto;

          (3) an Officers' Certificate which shall state that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been complied with, that no Event of Default with respect to any series of Securities has occurred and is continuing and that the issuance of such Securities does not constitute and will not result in (i) any Event of Default or any event or condition, which, upon the giving of notice or the lapse of time or both, would become an Event of Default or (ii) any default under the provisions of any other instrument or agreement by which the Issuer is bound; and

          (4) an Opinion of Counsel, which shall state

               (a) that the form and the terms of such Securities and Coupons, if any, have been established by or pursuant to the authority granted in a Board Resolution delivered to the Trustee pursuant to subparagraph (1) above or by a supplemental indenture delivered to the Trustee pursuant to subparagraph (2) above as provided by Section 3.1 and in accordance with the provisions of this Indenture;

               (b) that such Securities, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute (together with the Coupons, if any appertaining thereto) valid and binding obligations of the Issuer enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

               (c) that the Issuer has the corporate power to issue such Securities and Coupons, if any, and has duly taken all necessary corporate action with respect to such issuance;

               (d) that the issuance of such Securities and Coupons, if any, will not contravene the charter or by-laws of the Issuer or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement known to such counsel by which the Issuer or any of its Subsidiaries is bound;

               (e) that all laws and requirements in respect of the execution and delivery by the Issuer of the Securities and Coupons, if any, and the related supplemental indenture, if any, have been complied with and that authentication and delivery of such Securities and Coupons, if any, and the execution and delivery of the related supplemental indenture, if any, by the Trustee will not violate the terms of the Indenture; and

               (f) such other matters as the Trustee may reasonably request.

          Notwithstanding the provisions of Section 3.1 and of this
Section 3.3, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate or supplemental indenture otherwise required pursuant to
Section 3.1 or the Issuer Order, Officers' Certificate and Opinion of Counsel required pursuant to this Section 3.3 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued; provided, however, that any subsequent request by the Issuer to the Trustee to authenticate Securities of such series shall constitute a representation and warranty by the Issuer that as of the date of such request the statements made in the Officers' Certificate delivered pursuant to Section 3.3(3) shall be true and correct on the date thereof as if made on and as of the date thereof.

          The Trustee shall have the right to decline to authenticate and deliver any Securities together with any Coupons appertaining thereto under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees and/or responsible officers shall determine that such action would expose the Trustee to personal liability to existing Holders.

          Each Registered Security shall be dated the date of its authentication.

          SECTION 3.4. Execution of Securities and Coupons. The Securities and Coupons, if any, appertaining thereto, shall be signed in the name of and on behalf of the Issuer by both (a) its chairman or any vice chairman or its president or any Vice President and (b) by its treasurer or any assistant treasurer or its secretary or any assistant secretary, under its corporate seal which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced thereon. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security or Coupon that has been duly authenticated and delivered by the Trustee.

          In case any officer of the Issuer who shall have signed any of the Securities or Coupons, if any, shall cease to be such officer before the Security or Coupons, if any, so signed shall be authenticated (in the case of the Securities) and delivered by or on behalf of the Trustee or disposed of by the Issuer, such Securities and Coupons, if any, appertaining thereto nevertheless may be authenticated (in the case of the Securities) and delivered or disposed of as though the person who signed such Securities or Coupons, if any, had not ceased to be such officer of the Issuer; and any Security or Coupon, if any, may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security or Coupon, if any, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

          The Trustee shall not authenticate or deliver any Coupon Security until any matured Coupons appertaining thereto have been detached and canceled, except as otherwise provided or permitted by this Indenture.

          SECTION 3.5. Certificate of Authentication. No Security or Coupon appertaining thereto shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form hereinbefore recited, executed by or on behalf of the Trustee by manual signature. Such certificate by or on behalf of the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

          SECTION 3.6. Registration; Registration of Transfer and Exchange. Subject to the conditions set forth below, Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series of other authorized denominations. Securities to be exchanged shall be surrendered together, in the case of Coupons Securities, with all unmatured Coupons and matured Coupons in default appertaining thereto, at the offices or agencies to be maintained by the Issuer for such purposes as provided in Section 4.2, and the Issuer shall execute and register and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor the Security or Securities which the Holder making the exchange shall be entitled to receive.

          The Issuer shall keep or cause to be kept, at one of said offices or agencies, a register for each series of Securities issued hereunder which may include Registered Securities (hereinafter collectively referred to as the "Securities Register") in which, subject to such reasonable regulations as it may prescribe, and subject also to the provisions of Section 2.4, the Issuer shall provide for the registration of Registered Securities of such series and shall register the transfer of Registered Securities of such series as in this Article Three provided. The Securities Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. The Trustee and the Authenticating Agent are hereby appointed "Securities Registrars" for the purpose of registering Registered Securities and registering transfers of Registered Securities as herein provided. Subject to the provisions of Section 2.4, upon due presentment for registration of transfer of any Security of any series at any such office or agency, the Issuer shall execute and register and the Trustee or any Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Securities of the same series for an equal aggregate principal amount.

          Subject to the provisions of Section 2.4, at the option of the Holder thereof, Securities of any series, whether Registered Securities or Unregistered Securities, which by their terms are registrable as to principal only or as to principal and interest, may, to the extent and under the circumstances specified pursuant to
Section 3.1, be exchanged for such Registered Securities with Coupons or Fully Registered Securities of such series, as may be issued by the terms thereof. Securities of any series, whether Registered Securities or Unregistered Securities, which by their terms provide for the issuance of Unregistered Securities, may not, except to the extent and under the circumstances specified pursuant to Section 3.1, be exchanged for Unregistered Securities of such series. Unregistered Securities of any series issued in exchange for Registered Securities of such series between the record date for such Registered Securities and the next Interest Payment Date will be issued without the Coupon relating to such Interest Payment Date, and Unregistered Securities surrendered in exchange for Registered Securities between such dates shall be surrendered without the Coupon relating to such Interest Payment Date.

          Upon presentation for registration of any Unregistered Security of any series which by its terms is registrable as to principal, at the office or agency of the Issuer to be maintained as provided in Section 4.2, such Security shall be registered as to principal in the name of the Holder thereof and such registration shall be noted on such Security. Any Security so registered shall be transferable on the Securities Register of the Issuer upon presentation of such Security at such office or agency for similar notation thereon, but, to the extent permitted by law, such security may be discharged from registration by being in a like manner transferred to bearer whereupon transferability by delivery shall be restored. To the extent permitted by law, Unregistered Securities shall continue to be subject to successive registrations and discharges from registration at the option of the Holders thereof.

          Unregistered Securities and Coupons shall be transferred by delivery. All Securities presented for registration of transfer or for exchange, redemption or payment shall (if so required by the Issuer or the Securities Registrar) be duly endorsed by, or be accompanied by, a written instrument or instruments of transfer in form satisfactory to the Issuer and the Securities Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

          Each Security issued upon registration of transfer or exchange of Securities pursuant to this Section 3.6 shall be the valid obligation of the Issuer, evidencing the same indebtedness and entitled to the same benefits under this Indenture as the Security or Securities surrendered upon registration of such transfer or exchange.

          No service charge shall be made to a Holder for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.10, 10.6 or 14.3 not involving any transfer.

          The Issuer shall not be required (a) to issue, exchange or register the transfer of any Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series and ending at the close of business on the day of such mailing, or (b) to exchange or register the transfer of any Securities selected, called or being called for redemption except, in the case of any Security to be redeemed in part, the portion thereof not to be so redeemed. None of the Issuer, the Trustee, any Paying Agent or Securities Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

          SECTION 3.7. Mutilated, Defaced, Destroyed, Lost and Stolen Securities or Coupons. In case any temporary or definitive Security, shall become mutilated, defaced or be destroyed, lost or stolen, and in the absence of notice to the Issuer or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Issuer, in the case of a mutilated Security or Coupon, shall, and, in the case of a lost, stolen or destroyed Security or Coupon, may in its discretion, execute, and upon an Issuer Request, the Trustee shall authenticate and deliver, a new Security with like Coupons, if any, as those attached to the mutilated, destroyed, lost or stolen Security (so that neither gain nor loss in interest shall result), of the same series, tenor and principal amount, and bearing a number, letter or other distinguishing symbol not contemporaneously outstanding, or a new Coupon, as appropriate, in exchange and substitution for the mutilated Security or Coupon, or in lieu of and in substitution for the Security or Coupon so destroyed, lost or stolen, or if any such Security or Coupon shall have matured or shall be about to mature, instead of issuing a substituted Security or Coupon, the Issuer may pay or authorize the payment of the same without surrender thereof (except in the case of a mutilated Security or Coupon); provided, however, that interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside of the United States, unless otherwise provided pursuant to Section 3.1. In every case the applicant for a substituted Security or Coupon shall furnish to the Issuer and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

          Upon the issuance of any substitute Security or Coupon under this Section 3.7, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith. In case any Security or Coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security or Coupon, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security or Coupon), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

          Every substitute Security or Coupon of any series issued pursuant to the provisions of this Section 3.7 by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities and Coupons of such series duly authenticated and delivered hereunder. All Securities and Coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions of this Section 3.7 are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and Coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

          SECTION 3.8. Payment of Interest; Interest Rights Preserved. The Holder of any Fully Registered Securities at the close of business on any record date with respect to any Interest Payment Date shall be entitled to receive the interest, if any, payable on such Interest Payment Date notwithstanding the cancelation of such Securities upon any transfer or exchange subsequent to the record date and prior to such Interest Payment Date, and, if provided for in the Board Resolution pursuant to Section 3.1, in the case of a Security issued between a record date and the initial Interest Payment Date relating to such record date, interest for the period beginning on the date of issue and ending on such initial Interest Payment Date shall be paid to the person to whom such Security shall have been originally issued. In the case of Coupon Securities, the Holder of any Coupon shall be entitled to receive the interest, if any, payable on such Interest Payment Date, upon surrender on such Interest Payment Date of the Coupon appertaining thereto in respect of such interest. Except as otherwise specified as contemplated by Section 3.1, for Fully Registered Securities of a particular series the term "record date" as used in this Section 3.8 with respect to any Interest Payment Date shall mean the close of business on the last day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the fifteenth day of a calendar month and shall mean the close of business on the fifteenth day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the first day of a calendar month, whether or not such day shall be a New York Business Day. At the option of the Issuer, payment of interest on any Fully Registered Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          If and to the extent the Issuer shall default in the payment of the interest due on such Interest Payment Date in respect of any Fully Registered Securities such defaulted interest shall be paid by the Issuer, at its election in each case, as provided in clause (1) or
(2) below:

               (1) The Issuer may make payment of any defaulted interest to the Holder of Fully Registered Securities at the close of business on a subsequent record date established by notice given by mail, first-class postage prepaid, by or on behalf of the Issuer to such Holder at his address as it appears on the

          Security Register not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest.

               (2) The Issuer may make payment of any defaulted interest on the Fully Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of such series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Any defaulted interest payable in respect of a Coupon Security of any series shall be payable pursuant to such procedures as may be satisfactory to the Trustee in such manner that there is no discrimination between the Holders of Fully Registered Securities and Coupon Securities of such series, and notice of the payment date therefor shall be given by the Trustee, in the name and at the expense of the Issuer, in the manner provided in Section 13.4.

          Subject to the foregoing provisions of this Section 3.8, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 3.9. Cancellation of Securities; Destruction Thereof. All Securities surrendered for payment, redemption, conversion, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, and all Coupons surrendered for payment or exchange, if surrendered to the Issuer or any Paying Agent, conversion agent or any Securities Registrar, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it, and no Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy cancelled Securities and Coupons held by it and deliver a certificate of destruction to the Issuer. If the Issuer shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

          SECTION 3.10. Temporary Securities. Pending the preparation of definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities of such series in lieu of which they are issued but with such omissions, insertions and variations as may be appropriate for temporary securities all as may be determined by the Issuer with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Temporary Securities may be issued as Registered Securities or Unregistered Securities, with or without one or more Coupons attached. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge to a Holder at the Corporate Trust Office of the Trustee or, in the case of temporary Securities issued in respect of Unregistered Securities of any series, at the Corporate Trust Office of the Trustee located in a city specified elsewhere in this Indenture or pursuant to Section 3.1, and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of the same series with appropriate Coupons, if any, attached. Such exchange shall be made by the Issuer at its own expense and without any charge therefor to a Holder except that in case of any such exchange involving any registration of transfer the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

          SECTION 3.11. Computation of Interest. Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 3.12. Currency and Manner of Payments in Respect of
Securities.

          (a) With respect to Registered Securities of any series denominated in Dollars or Foreign Currency and with respect to Registered Securities of any series denominated in any currency unit, including, without limitation, ECU, with respect to which the Holders of Securities of such series have not made the election provided for in paragraph (b) below, the following payment provisions shall apply:

          (1) Except as provided in subparagraph (a)(2) or in paragraph (e) below, payment of the principal of and premium, if any, on any Registered Security will be made at the Place of Payment by delivery of a check in the currency or currency unit in which the Security is payable on the payment date against surrender of such Registered Security, and any interest on any Fully Registered Security will be paid at the Place of Payment by mailing a check in the currency or currency unit in which such interest is payable to the Person entitled thereto at the address of such Person appearing on the Securities Register.

          (2) Payment of the principal of, premium, if any, and (with respect to Fully Registered Securities only) interest on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Issuer by any appropriate method.

          (b) With respect to Registered Securities of any series denominated in any Foreign Currency or currency unit, including, without limitation, ECU, the following payment provisions shall apply, except as otherwise provided in paragraphs (e) and (f) below:

          (1) It may be provided pursuant to Section 3.1 with respect to the Securities of such series that Holders shall have the option to receive payments of principal of, premium, if any, and (with respect to Fully Registered Securities only) interest, if any, on such Securities in any of the currencies which may be designated for such election in such Securities by delivering to the Trustee a written election, to be in form and substance satisfactory to the Trustee, not later than the close of business on the record date immediately preceding the applicable payment date. Such election will remain in effect for such Holder until changed by the Holder by written notice to the Trustee (but any such change must be made not later than the close of business on the record date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change may be made with respect to payments to be made on any Security of such series with respect to which notice of redemption has been given by the Issuer pursuant to Article Fourteen). Any Holder of any such Security, who shall not have delivered any such election to the Trustee not later than the close of business on the applicable record date will be paid the amount due on the applicable payment date in the relevant currency unit as provided in paragraph (a) of this Section 3.12. Payment of principal of and premium, if any, shall be made on the payment date against surrender of such Security. Payment of principal of, premium, if any, and (with respect to Fully Registered Securities only) interest, if any, shall be made at the Place of Payment by mailing at such location a check, in the applicable currency or currency unit, to the Person entitled thereto at the address of such Person appearing on the Securities Register.

          (2) Payment of the principal of, premium, if any, and (with respect to Fully Registered Securities only) interest, if any, on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Issuer by any appropriate method.

          (c) Payment of the principal of, and premium, if any, on any Unregistered Security and of interest on any Coupon Security will be made unless otherwise specified pursuant to Section 3.1 or Section 10.1(f) by a Paying Agent at such place or places outside the United States as may be designated by the Issuer pursuant to any applicable laws or regulations by any appropriate method in the currency or currency unit in which the Security is payable (except as provided in paragraph (e) below) on the payment date against surrender of the Unregistered Security, in the case of payment of principal and premium, if any, or the relevant Coupon, in the case of payment of interest, if any. Except as provided in paragraph (e) below, payment with respect to Unregistered Securities and Coupons will be made by check, subject to any limitations on the methods of effecting such payment as shall be specified in the terms of the Security established as provided in Section 3.1 and Section 10.1(f) and as shall be required under applicable laws and regulations.

          (d) Not later than the fourth Business Day after the record date for each payment date, the Trustee will deliver to the Issuer a written notice specifying, in the currency or currency unit in which each series of the Securities is payable, the respective aggregate amounts of principal of, premium, if any, and interest, if any, on the Securities to be made on such payment date, specifying the amounts so payable in respect of Fully Registered Securities, Registered Securities with Coupons and Unregistered Securities and in respect of the Registered Securities as to which the Holders of Securities denominated in any currency unit shall have elected to be paid in another currency as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to
Section 3.1 and if at least one Holder has made such election, then, not later than the eighth Business Day following each record date the Issuer will deliver to the Trustee and each Paying Agent an Exchange Rate Officer's Certificate in respect of the Dollar or Foreign Currency payments to be made on such payment date. The Dollar or Foreign Currency amount receivable by Holders of Registered Securities denominated in a currency unit who have elected payment in such currency as provided in paragraph (b) above shall be determined by the Issuer on the basis of the applicable Official Currency Unit Exchange Rate set forth in the applicable Exchange Rate Officer's Certificate.

          (e) If a Foreign Currency in which any of the Securities are denominated or payable ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, or if the ECU ceases to be used both within the

European Monetary System and for the settlement of transactions by public institutions of or within the European Communities, or if any other currency unit in which a Security is denominated or payable ceases to be used for the purposes for which it was established, then, with respect to each date for the payment of principal of, or premium, if any, and interest, if any, on the applicable Securities denominated or payable in such Foreign Currency, the ECU or such other currency unit occurring after the last date on which such Foreign Currency, the ECU or such other currency unit was so used (the "Currency Conversion Date"), the Dollar shall be the currency of payment for use on each such payment date. The Dollar amount to be paid by the Issuer to the Paying Agent and by the Paying Agent to the Holders of such Securities with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the currency unit as determined by the Dollar Determination Agent as of the record date, if any, with respect to any Interest Payment Date or the fifteenth day before the Maturity of an installment of principal (the "Valuation Date"), in the manner provided in paragraph (g) or (h) below.

          (f) If the Holder of a Registered Security denominated in a currency unit elects payment in a specified Foreign Currency as provided for by paragraph (b) above and such Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, such Holder shall receive payment in such currency unit, and if ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities, or if any other such currency unit ceases to be used for the purposes for which it was established, such Holder shall receive payment in Dollars.

          (g) The "Dollar Equivalent of the Foreign Currency" shall be determined by, and shall be set forth in a certificate delivered to the Issuer, the Trustee and each Paying Agent of, the Dollar Determination Agent as of each Valuation Date and shall be obtained by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Valuation Date.

          (h) The "Dollar Equivalent of the Currency Unit" shall be determined by, and shall be set forth in a certificate delivered to the Issuer, the Trustee and each Paying Agent of, the Dollar Determination Agent as of each Valuation Date and shall be the sum obtained by adding together the results obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate on the Valuation Date for such Component Currency.

          (i) For purposes of this Section 3.12, the following terms shall have the following meanings:

          A "Component Currency" shall mean any currency which, on the Currency Conversion Date, was a component currency of the relevant currency unit, including, but not limited to, the ECU.

          A "Specified Amount" of a Component Currency shall mean the number of units or fractions thereof which such Component Currency represented in the relevant currency unit, including, but not limited to, the ECU, on the Currency Conversion Date. If after the Currency Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Currency Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after the Currency Conversion Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by specified amounts of such two or more currencies, the sum of which, at the Market Exchange Rate of such two or more currencies on the date of such replacement, shall be equal to the Specified Amount of such former Component Currency divided by the number of currencies into which such Component Currency was divided, and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies.

          "Market Exchange Rate" shall mean for any currency the noon Dollar buying rate for that currency for cable transfers quoted in New York City on the Valuation Date as certified for customs purposes by the Federal Reserve Bank of New York. If such rates are not available for any reason with respect to one or more currencies for which an Exchange Rate is required, the Dollar Determination Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City or in the country of issue of the currency in question, or such other quotations as the Dollar Determination Agent shall deem appropriate. Unless otherwise specified by the Dollar Determination Agent, if there is more than one market for dealing in any currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency shall be that upon which a nonresident issuer of securities designated in such currency would purchase such currency in order to make payments in respect of such securities.

          All decisions and determinations of the Dollar Determination Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the currency unit and the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Issuer, the Trustee, any Paying Agent and all Holders of the Securities and Coupons denominated or payable in the relevant currency or currency units. In the event that a Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, the Issuer, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in
Section 13.4 to the Holders) specifying the Currency Conversion Date. In the event the ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities, or any other currency unit in which Securities or Coupons are denominated or payable ceases to be used for the purposes for which it was established, the Issuer, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 13.4 to the Holders) specifying the Currency Conversion Date and the Specified Amount of each Component Currency on the Currency Conversion Date. In the event of any subsequent change in any Component Currency as set forth in the definition of Specified Amount above, the Issuer, after learning thereof, will similarly give notice to the Trustee. The Trustee shall be fully justified and protected in relying and acting upon information received by it from the Issuer and the Dollar Determination Agent, if any, and shall not otherwise have any duty or obligation to determine such information independently.

          SECTION 3.13. Compliance with Certain Laws and Regulations. If any Unregistered Securities or Coupon Securities are to be issued in any series of Securities, the Issuer will use reasonable efforts to provide for arrangements and procedures designed pursuant to then applicable laws and regulations, if any, to ensure that such Unregistered Securities or Coupon Securities are sold or resold, exchanged, transferred and paid only in compliance with such laws and regulations and without adverse consequences to the Issuer.

                             ARTICLE FOUR

                        COVENANTS OF THE ISSUER

          The Issuer covenants and agrees for the benefit of each series of Securities that on and after the date of execution of this Indenture and so long as any of the Securities of such series remain outstanding:

          SECTION 4.1. Payment of Securities. The Issuer will duly and punctually pay or cause to be paid (in the Dollars or the Foreign Currency or currency unit in which the Securities of such series and Coupons, if any, appertaining thereto are payable, except as otherwise specified as contemplated by Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(e) and 3.12(f) of this Indenture) the principal of, the premium, if any, and interest, if any, on the Securities of such series at the place or places, at the respective times and in the manner provided in such Securities, in any Coupons appertaining thereto, and in this Indenture. Each installment of interest on the Registered Securities of any series may be paid by mailing checks for such interest payable to or upon the written order of the Holders of Registered Securities entitled thereto as they shall appear on the registry books of the Issuer.

          The interest on Coupon Securities shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. The interest, if any, on any temporary Unregistered Security shall be paid, as to any installment of interest evidenced by a Coupon attached thereto, if any, only upon presentation and surrender of such Coupon, and, as to other installments of interest, if any, only upon presentation of such Security for notation thereon of the payment of such interest.

          SECTION 4.2. Offices or Agency. So long as any of the Securities remain Outstanding, the Issuer will maintain in the Borough of Manhattan, The City of New York, New York, an office or agency where Registered Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Securities of such series and this Indenture may be served, and where Securities of each series that is convertible may be presented for conversion, which office or agency, unless otherwise set forth in, or pursuant to, a Board Resolution or supplemental indenture relating to the Securities of such series, shall initially be the Corporate Trust Office of the Trustee, or, if the Corporate Trust Office of the Trustee is not located in the Borough of Manhattan, The City of New York, New York, such office or agency shall be the principal corporate trust office of the Authenticating Agent designated pursuant to Section 7.14 hereof. So long as any Coupon Securities or Unregistered Securities of any series remain Outstanding, the Issuer will (except as specified pursuant to Section 3.1 or Section 10.1(f)) maintain one or more offices or agencies outside the United States in such city or cities as may be specified elsewhere in this Indenture or as contemplated by
Section 3.1, with respect to such series, where Coupons appertaining to Securities of such series or Unregistered Securities of such series may be surrendered or presented for payment, or surrendered for exchange pursuant to Section 3.6 and where notices and demands to or upon the Issuer in respect of Coupons appertaining to Securities of such series or the Unregistered Securities of such series or of this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain such required office or agency or shall fail to furnish the Trustee with the address thereof, presentations, surrenders, notices and demands in respect of Registered Securities may be made or served at the Corporate Trust Office of the Trustee and the Corporate Trust Office of any Authenticating Agent appointed hereunder, and presentations, surrenders, notices and demands in respect of Coupons appertaining to Securities of any series and Unregistered Securities may be made or served at the Corporate Trust Office of the Trustee in the other city or cities referred to above; and the Issuer hereby appoints the Trustee and any Authenticating Agent appointed hereunder its agents to receive all such presentations, surrenders, notices, and demands. The Issuer agrees to appoint and continue to maintain the appointment of a Dollar Determination Agent, if necessary, to perform the functions set forth herein for the Dollar Determination Agent.

          The Issuer may also from time to time designate one or more other offices or agencies (in or outside The City of New York) where the Securities of such series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain for such purposes an office or agency in the Borough of Manhattan, The City of New York, and, except as otherwise specified pursuant to
Section 3.1 or Section 10.1(f), so long as any Unregistered Securities or Coupon Securities remain Outstanding, one or more offices or agencies outside the United States.

          SECTION 4.3. Appointment To Fill a Vacancy in Office of Trustee. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

          SECTION 4.4. Paying Agents. Whenever the Issuer shall appoint a Paying Agent other than the Trustee with respect to the Securities of any series, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section:

          (a) that it will hold all sums received by it as such Paying Agent for the payment of the principal of, and the premium, if any, and interest, if any, on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series, and the Coupons, if any, appertaining thereto or of the Trustee;

          (b) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of, or the premium, if any, or interest, if any, on the Securities of such series when the same shall be due and payable; and

          (c) that at any time during the continuance of any such failure, upon the written request of the Trustee it will forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          If the Issuer shall act as its own Paying Agent with respect to the Securities of any series, it will, on or before each due date of the principal of, premium, if any, or interest, if any, on the Securities of such series and the Coupons, if any, appertaining thereto, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series and the Coupons, if any, appertaining thereto a sum (in the currency or currency unit in which the Securities of such series are denominated, except as otherwise specified as contemplated by Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(e) and 3.12(f) of this Indenture) sufficient to pay such principal, premium, if any, or interest, if any, so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

          Whenever the Issuer shall have one or more Paying Agents with respect to the Securities of any series, it will, prior to the due date of the principal of, premium, if any, or interest, if any, on the Securities of such series and the Coupons, if any, appertaining thereto, deposit with a designated Paying Agent a sum (in the currency or currency unit described in the preceding paragraph) sufficient to pay the principal, premium, if any, or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest, if any, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee at its Corporate Trust Office of its failure so to act.

          Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

          Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 12.4 and 12.5.

          SECTION 4.5. Certificates to Trustee. The Issuer will, on or before April 1 in each year, commencing with the first calendar year following the issuance of Securities of any series under this Indenture, file with the Trustee a certificate of the principal executive officer, the principal financial officer or the principal accounting officer of the Issuer, covering the period from the date of issuance of such Securities to the end of the calendar year in which such Securities were issued, in the case of the first such certificate, and covering the preceding calendar year in the case of each subsequent certificate, and stating whether or not, to the knowledge of the signer, the Issuer has complied with all conditions and covenants on its part contained in this Indenture, and, if the signer has obtained knowledge of any default by the Issuer in the performance, observance or fulfillment of any such condition or covenant, specifying each such default and the nature thereof. For the purpose of this Section 4.5, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.


                             ARTICLE FIVE

               SECURITYHOLDERS LISTS AND REPORTS BY THE
                        ISSUER AND THE TRUSTEE

          SECTION 5.1. Issuer To Furnish Trustee Information as to Names and Addresses of Securityholders. The Issuer covenants and agrees that it will furnish or cause to be furnished to the Trustee for the Securities of each series a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Registered Securities of each series:

          (a) semiannually and not more than 15 days after each record date for the payment of interest, if any, on such Securities of such series, as of such record date, and on dates to be determined pursuant to Section 3.1 for non-interest bearing
     Securities of such series in each year, and

          (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of the Registered Securities of such series, as of the respective record dates therefor (and on dates to be determined pursuant to Section
     3.1 if the Securities of such series do not bear interest) as of a date not more than 15 days prior to the time such information is furnished and need not include information received after such date;

provided that if and so long as the Trustee shall be the Securities Registrar for such series, such list shall not be required to be furnished.

          The Issuer shall also be required to furnish such information which is known to it concerning the Holders of Coupons and Unregistered Securities; provided, however, that the Issuer shall have no obligation to investigate any matter relating to any Holder of an Unregistered Security or any Holder of a Coupon.

          SECTION 5.2. Preservation and Disclosure of Securityholders Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Securities (1) contained in the most recent list furnished to it as provided in Section 5.1, (2) maintained by the Trustee in its capacity as Paying Agent for such series (if so acting) and in its capacity as Securities Registrar for such series, and (3) filed with it within two preceding years pursuant to the provisions of paragraph (2) of subsection (c) of Section 5.4.

          The Trustee for any series of the Securities may (1) destroy any list furnished to it as provided in Section 5.1 upon receipt of a new list so furnished, (2) destroy any information received by it as Paying Agent for such series (if so acting) hereunder upon delivery to itself as Trustee of a list containing the names and addresses of the Holders of Securities of such series obtained from such information since the delivery of the next previous list, if any, (3) destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent (if so acting) upon the receipt of a new list so delivered, and (4) destroy any information filed with it by Holders of Securities of such series for the purpose of receiving reports pursuant to the provisions of paragraph (2) of subsection (c) of Section 5.4, but not until two years after such information has been filed with it.

          (b) In case three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular series (in which case at least three of the applicants must all hold Securities of such series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either:

          (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.2; or

          (ii) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.2, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Securities of such series or all Holders of Securities of all series for which it is Trustee, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.2 a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Holders of Securities of all series for which it is Trustee, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Each and every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section 5.2, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

          SECTION 5.3. Reports by the Issuer. The Issuer covenants:

          (a) to file with the Trustee for each series of Securities, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Issuer is not required to file information, documents, or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national exchange as may be prescribed from time to time in such rules and regulations;

          (b) to file with the Trustee for each series of Securities and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Issuer with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

          (c) to transmit by mail to the Holders of Securities in the manner and to the extent provided in Section 5.4(c) and (d), within 30 days after the filing thereof with the Trustee for each series of Securities, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to subsections (a) and (b) of this Section as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission.

          SECTION 5.4. Reports by the Trustee. (a) On or before July 15 in each year following the date hereof, so long as any Securities are outstanding hereunder, the Trustee for each series of Securities shall transmit by mail as provided below to the Securityholders of such series, as hereinafter in this Section provided, a brief report dated as of the preceding May 15 with respect to any of the following events which may have occurred during the twelve months preceding the date of such report (but if no such event has occurred within such period, no report need be transmitted):

          (i) any change to its eligibility under Section 7.9 and its qualifications under Section 7.8;

          (ii) the creation of or any material change to a relationship specified in Section 310(b)(1) through Section
     310(b)(10) of the Trust Indenture Act;

          (iii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities of any series Outstanding on the date of such report;

          (iv) any change to the amount, interest rate, and maturity date of all other indebtedness owing by the Issuer (or by any other obligor on the Securities of any series) to the Trustee in its individual capacity on the date of such report, with a brief description of any property held as collateral security therefor, except any indebtedness based upon a creditor relationship arising in any manner described in Section 7.13(b)(2), (3), (4) or (6);

          (v) any change to the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

          (vi) any additional issuance of Securities of any series for which it is Trustee which the Trustee has not previously reported; and

          (vii) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities of any series, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 6.11.

          (b) The Trustee for each series of Securities shall transmit to the Securityholders of such series, as provided in subsection (c) of this Section, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee, as such, since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of this Indenture) for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of any series on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection (b), except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of Securities of such series Outstanding at such time, such report to be transmitted within 90 days after such time.

          (c) Reports pursuant to this Section 5.4 shall be transmitted by mail:

          (i) to all registered Holders of Registered Securities, as the names and addresses of such Holders appear in the applicable Securities Register;

          (ii) to such Holders of Securities of any series as have, within two years preceding such transmission, filed their names and addresses with the Trustee for such series for that purpose; and

          (iii) except in the cases of reports pursuant to subsection
     (b) of this Section 5.4, to each Holder of a Security of any series whose name and address is preserved at the time by the Trustee for such series, as provided in subsection (a) of Section 5.2.

          (d) A copy of each such report shall, at the time of such transmission to Securityholders of any series, be furnished to the Issuer and be filed by the Trustee for such series with each stock exchange upon which the Securities of any series are listed and also with the Commission. The Issuer agrees to notify the Trustee for each series when and as the Securities of such series become admitted to trading on any national securities exchange.


                              ARTICLE SIX

              REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                          ON EVENT OF DEFAULT

          SECTION 6.1. Event of Default Defined; Acceleration of Maturity; Waiver of Default. "Event of Default", with respect to the Securities of any series, wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Sixteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either inapplicable to a particular series or is specifically deleted or modified in the applicable Board Resolution or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by Section 3.1:

          (a) default in the payment (whether or not such payment is prohibited by the subordination provisions of Article Sixteen of this Indenture) of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable and continuance of such default for a period of 30 days; or

          (b) default in the payment (whether or not such payment is prohibited by the subordination provisions of Article Sixteen of this Indenture) of all or any part of the principal of or the premium, if any, on any of the Securities of such series as and when the same shall become due and payable, either at maturity, upon redemption, by declaration or otherwise; or

          (c) default in the deposit of any sinking fund payment when and as due and payable by the terms of the Securities of such series; or

          (d) default in the performance or observance of any other covenant or agreement of the Issuer in respect of the Securities of such series (other than a covenant or agreement in respect of the Securities of such series a default in whose performance or observance is elsewhere in this Section specifically dealt with) and continuance of such default for a period of 60 days after there has been given, by registered or certified mail, to the Issuer by the Trustee, or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of all series affected thereby, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (e) an event of default, as defined in any indenture or instrument evidencing or under which the Issuer has at the date of this Indenture or shall hereafter have outstanding at least $10,000,000 aggregate principal amount of indebtedness for borrowed money, shall happen and be continuing and such indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled within 30 days after notice thereof shall have been given to the Issuer by the Trustee (if such event be known to it) or to the Issuer and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities at the time outstanding; provided, however, that, if such event of default under such indenture or instrument shall be remedied or cured by the Issuer or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived, without further action upon the part of either the Trustee or any of the Securityholders; or

          (f) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of its property, or ordering the winding up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (g) the commencement by the Issuer of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Issuer or for any substantial part of its property, or the making by it of any assignment for the benefit of its creditors; or

          (h) any other Event of Default established by or pursuant to a Board Resolution or one or more indentures supplemental hereto as applicable to the Securities of such series.

If an Event of Default described in clause (a), (b), (c), (d) or (h) above (if the Event of Default under clause (d) or (h) is with respect to less than all series of Securities then Outstanding) occurs and is continuing, then and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding hereunder (each such series voting as a separate class), by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal as may be specified in the terms of such series) of all Securities of such series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clause (d), (e), (f),
(g) or (h) above (if the Event of Default under clause (d) or (h) is with respect to all series of Securities then Outstanding) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then Outstanding and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

          The foregoing provisions, however, are subject to the condition that, if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified as contemplated by Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(e) and 3.12(f) of this Indenture), all matured installments of interest, if any, upon all the Securities of such series (or upon all the Securities, as the case may be) and (in the currency or currency unit described above) the principal of (and premium, if any, on) any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the Overdue Rate applicable to such series to the date of such payment or deposit) and in Dollars all amounts payable to the Trustee pursuant to the provisions of Section 7.6 and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, and, if any and all Events of Default under the Indenture, other than the non-payment of the principal of and accrued interest on Securities of such series which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein--then and in every such case the Holders of a majority in aggregate principal amount of the Securities of such series (each Series voting as a separate class) or of all the Securities (voting as a single class), as the case may be, then Outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults with respect to that series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

          In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Issuer and the Trustee shall continue as though no such proceedings had been taken.

          For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

          SECTION 6.2. Collection of Indebtedness by Trustee; Trustee May Prove Debt. The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of or premium, if any, on any Securities of any series when the same shall have become due and payable, whether upon Maturity of the Securities of such series or upon any redemption or by declaration or otherwise or (c) in case of default in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due by the terms of the Securities of any series--then upon demand of the Trustee for such series, the Issuer will pay to the Trustee for the benefit of the Holder of any such Security (or Holders of any such series of Securities in the case of clause (c) above) and the Holders of any Coupons appertaining thereto the whole amount that then shall have become due and payable on any such Security (or Securities of any such series in the case of clause
(c) above) and matured Coupons, if any, appertaining thereto for the principal, premium, if any, and interest, if any, with interest upon the overdue principal and premium, if any, and, so far as payment of the same is enforceable under applicable law, on overdue installments of interest, at the Overdue Rate applicable to any such Security (or Securities of any such series in the case of clause (c)); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection and any further amounts payable to the Trustee pursuant to the provisions of Section 7.6.

          In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid and may prosecute any such action or proceedings to judgment or final decree and may enforce any such judgment or final decree against the Issuer or other obligor upon such Securities (or Securities of any such series in the case of clause (c)) and Coupons and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Securities (or Securities of any such series in the case of clause (c)) and Coupons, wherever situated, the moneys adjudged or decreed to be payable.

          The Trustee for any series of the Securities shall be entitled and empowered, either in its own name as trustee of an express trust, or as attorney-in-fact for the Holders of any of the Securities of such series and for the Holders of any Coupons appertaining thereto or in both such capacities, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of Securities of such series and the Holders of any Coupons appertaining thereto allowed in any equity receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceedings, or any judicial proceedings, relative to the Issuer or any other obligor on the Securities of such series and any Coupons appertaining thereto or its creditors or its property. The Trustee for each series of the Securities is hereby irrevocably appointed (and the successive respective Holders of the Securities of such series and the Holders of any Coupons appertaining thereto, by taking and holding the same, shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Holders of the Securities of such series and the Holders of any Coupons appertaining thereto, with authority to make or file in the respective names of the Holders of the Securities of such series and the Holders of any Coupons appertaining thereto or on behalf of all the Holders of Securities of all series and the Holders of any Coupons appertaining thereto for which it is Trustee any proof of debt, amendment of proof of debt, claim, petition or other document in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any other papers and documents and do and perform any and all acts and things for and on behalf of such Holders of the Securities of such series and the Holders of any Coupons appertaining thereto, as may be necessary or advisable in the opinion of the Trustee in order to have the respective claims of the Holders of the Securities of such series and the Holders of any Coupons appertaining thereto against the Issuer or any other obligor on the Securities of such series and any Coupons appertaining thereto and/or its property allowed in any such proceedings, and to receive payment of or on account of such claims in moneys or such other properties payable therefor and to distribute the same; provided, however, that nothing herein contained shall be deemed to authorize or empower the Trustee to consent to or accept or adopt, on behalf of any Holder of Securities of any series or any Holder of any Coupons appertaining thereto, any plan of reorganization, arrangement or readjustment of the Issuer or any other obligor on the Securities of any series and any Coupons appertaining thereto or, by other action of any character in any such proceeding, to waive or change in any way any right of any Holder of any Security of any series or any Holder of any Coupon appertaining thereto even though it may otherwise be entitled so to do under any present or future law, all such power or authorization being thereby expressly denied.

          All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series or Coupons appertaining thereto, may be enforced by the Trustee for such series without the possession of any of the Securities of any series or Coupons appertaining thereto, or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee for such series, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Securities or Coupons in respect of which such action was taken.

          In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be party) the Trustee shall be held to represent all the Holders of the Securities in respect of which such action was taken, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

          SECTION 6.3. Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article in respect of any series of the Securities, together with any other sums held by the Trustee (as such) hereunder (other than sums held in trust for the benefit of the Holders of particular Securities or Coupons), shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation (except in respect of Subdivision First below) of the several Securities and any Coupons appertaining thereto in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses applicable to such series in respect of which moneys have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys, and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 7.6;

          SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee), so far as it may be enforceable under applicable law, upon the overdue installments of interest at the Overdue Rate applicable to such series, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

          THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal, premium, if any, and interest, if any, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee), so far as payment of the same is enforceable under applicable law, upon overdue installments of interest, if any, at the Overdue Rate applicable to such series; and, in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal, premium, if any, and interest, if any, without preference or priority, of principal and premium, if any, over interest, or of interest, if any, over principal and premium, if any, or of any installment of interest, if any, over any other installment of interest, if any, or of any Security of such series over any other Security of such series, or of any Coupon appertaining thereto over any other Coupon appertaining thereto, ratably to the aggregate of such principal premium, if any, and accrued and unpaid interest, if any; and

          FOURTH: To the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto or as a court of competent jurisdiction may direct.

          SECTION 6.4. Suits for Enforcement. In case an Event of Default with respect to Securities of any series has occurred, has not been waived and is continuing, the Trustee for such series may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

          SECTION 6.5. Restoration of Rights on Abandonment of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

          SECTION 6.6. Limitations on Suits by Securityholders. No Holder of any Security of any series or Holder of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee for such series written notice of default with respect to such series and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee for such series to institute such action or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security and by the taker and Holder of any Coupon appertaining thereto with every other taker and Holder of any Security and of any Coupon appertaining thereto and the Trustee for the Securities of each series that no one or more Holders of Securities of any series or of any Coupons appertaining thereto shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities of such series or of any Coupons appertaining thereto, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of such series or of any Coupons appertaining thereto. For the protection and enforcement of the provisions of this Section, each and every Holder of Securities of any series or of any Coupons appertaining thereto and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 6.7. Unconditional Right of Securityholders To Institute Certain Suits. Nothing contained in this Indenture, in the Securities of any series or in any Coupon appertaining thereto shall affect or impair the obligation of the Issuer, which is unconditional and absolute, to pay the principal of, and premium, if any, and interest, if any, on the Securities of such series at the respective places, at the respective times, at the respective rates, in the respective amounts and in the coin, currency, or currency unit therein and herein prescribed or to provide for the conversion of Securities pursuant to Article Seventeen hereof if the terms of such Securities provide for such conversion pursuant to Section 3.1 or affect the right of any Holder of a Security of any series or a Coupon to receive payment of the principal of (or premium, if any) or interest, if any, on any such Security or Coupon on or after the Maturity of such Security or the related Interest Payment Date, or affect the right, which is also absolute and unconditional, of any Holder to require conversion of his Securities pursuant to Article Seventeen hereof if the terms of such Securities provide for convertibility pursuant to
Section 3.1, or affect or impair the right of action, which is also absolute and unconditional, of any Holder of any Security or Coupon, if any, to institute suit to enforce such payment at the respective due dates expressed in such Security or Coupon, if any, or upon redemption, by declaration, repayment or otherwise as herein provided without reference to, or the consent of, the Trustee or the Holder of any other Security or Coupon, if any, unless such Holder consents thereto.

          SECTION 6.8. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section 6.6, no right or remedy herein conferred upon or reserved to the Trustee for any series of the Securities or to the Holder of any Security of such series or any Coupon appertaining thereto is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          No delay or omission of the Trustee or of any Holder of any Security of any series or any Coupon appertaining thereto to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 6.6, every power and remedy given by this Indenture or by law to the Trustee for any series of the Securities or to the Holder of the Security of such series or any Coupon appertaining thereto may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holder of such Security or any Coupon appertaining thereto.

          SECTION 6.9. Control by the Holders of Securities. The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each series voting as a separate class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee for such series, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Section 7.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee or a trust committee of directors or responsible officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 7.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

          Nothing in this indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

          SECTION 6.10. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Securities of any series as provided in Section 6.1, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding may on behalf of the Holders of all the Securities of such series waive any past default or Event of Default described in clauses (d) and (h) of Section 6.1 which relates to less than all series of Securities then Outstanding, the Holders of a majority in aggregate principal amount of the Securities then Outstanding affected thereby (each series voting as a separate class) may waive any such default or

Event of Default or, in the case of an event specified in clause (d) or (h) (if the Event of Default under clause (d) or (h) relates to all series of Securities then Outstanding), (e), (f) or (g) of Section 6.1, the Holders of a majority in aggregate principal amount of all the Securities then Outstanding (voting as one class) may waive any such default or Event of Default and its consequences, except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

          SECTION 6.11. Trustee To Give Notice of Default, But May Withhold in Certain Circumstances. The Trustee shall transmit to the Securityholders of any series, as the names and addresses of such Holders appear on the registry books, and to such Holders of Securities of any series and of Coupons as have, within two years preceding such notice, filed their names and addresses with the Trustee for that purpose, notice by mail of all defaults known to the Trustee which have occurred with respect to such series, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or trustees and/or responsible officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series and of Coupons, if any, appertaining thereto.

          SECTION 6.12. Right of Court To Require Filing of Undertaking To Pay Costs. All parties to this Indenture agree, and each Holder of any Security and each Holder of any Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for the Securities of any series for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee for the Securities of any series, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series Outstanding or, in the case of any suit relating to or arising under clause (d) or (h) of Section 6.1 (if the suit relates to Securities of more than one but less than all series), 10% in aggregate principal amount of Securities Outstanding affected thereby or, in the case of any suit relating to or arising under clause (d), (h) (if the suit under clause (d) or (h) relates to all the Securities then Outstanding), (e), (f) or (g) of Section 6.1, 10% in aggregate principal amount of all Securities Outstanding or to any suit instituted by any Holder of Securities or Coupons for the enforcement of the payment of the principal of, premium, if any, or interest, if any, on any Security or Coupon on or after the due date expressed in such Security or Coupon.

          SECTION 6.13. Judgment Currency. If, for the purpose of obtaining a judgment in any court with respect to any obligation of the Issuer hereunder or under any Security or Coupon, it shall become necessary to convert into any other currency or currency unit any amount in the currency or currency unit due hereunder or under such Security or Coupon, then such conversion shall be made at the Currency Conversion Rate as in effect on the date the Issuer shall make payment to any person in satisfaction of such judgment. If, pursuant to any such judgment, conversion shall be made on a date other than the date payment is made and there shall occur a change between such Currency Conversion Rate and the Currency Conversion Rate as in effect on the date of payment, the Issuer agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is the amount in such other currency or currency unit which, when converted at the Currency Conversion Rate as in effect on the date of payment or distribution, is the amount then due hereunder or under such Security or Coupon. Any amount due from the Issuer under this Section 6.13 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security or Coupon. In no event, however, shall the Issuer be required to pay more in the currency or currency unit due hereunder or under such Security or Coupon at the Currency Conversion Rate as in effect when payment is made than the amount of currency or currency unit stated to be due hereunder or under such Security or Coupon so that in any event the Issuer's obligations hereunder or under such Security or Coupon will be effectively maintained as obligations in such currency or currency unit.

          For purposes of this Section 6.13, "Currency Conversion Rate" shall mean the spot rate at which in accordance with normal banking procedures the currency or currency unit into which an amount due hereunder or under any Security or Coupon is to be converted could be purchased with the currency or currency unit due hereunder or under any Security or Coupon from major banks located in New York, London or any other principal market for such purchased currency or currency unit.


                             ARTICLE SEVEN

                        CONCERNING THE TRUSTEE

          SECTION 7.1. Duties and Responsibilities of the Trustee; During Default; Prior to Default. With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of that series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee as to that series shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

          (a) prior to the occurrence of an Event of Default with respect to the Securities of such series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

               (i) the duties and obligations of the Trustee with respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (c) the Trustee shall not be liable for any determination, action or judgment of any Dollar Determination Agent or any other agent appointed by the Issuer pursuant to this Indenture; and

          (d) the Trustee for the Securities of any series shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of Securities of such series pursuant to Section 6.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

          None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

          SECTION 7.2. Certain Rights of the Trustee. Subject to
Section 7.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of a Dollar Determination Agent or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or any assistant secretary of the Issuer;

          (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee for Securities of any series shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders of such series pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

          (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer upon demand; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

          SECTION 7.3. Trustee Not Responsible for Recitals,
Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same.

The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities or Coupons. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

          SECTION 7.4. Trustee and Agents May Hold Securities; Collections, etc. The Trustee, any Paying Agent, any Securities Registrar or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons with the same rights it would have if it were not the Trustee or such agent and, subject to Sections 7.8 and 7.13, if operative, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee, Paying Agent, Securities Registrar or such agent.

          SECTION 7.5. Moneys Held by Trustee. Subject to the provisions of Section 4.4 hereof, all moneys in any currency or currency unit received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.

          SECTION 7.6. Compensation and Indemnification of Trustee and Its Prior Claim. The Issuer covenants and agrees to pay to the Trustee for the Securities of each series from time to time, and the Trustee shall be entitled to, reasonable compensation in Dollars (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee in Dollars for the Securities of each series upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including, without limitation, the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify in Dollars the Trustee and each predecessor Trustee for the Securities of each series for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and the performance of its duties hereunder, including, without limitation, the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a claim prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim.

          SECTION 7.7. Right of Trustee To Rely on Officers' Certificate, etc. Subject to Sections 7.1 and 7.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

          SECTION 7.8. Qualification of Trustee; Conflicting Interests. The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded this Indenture with respect to Securities of any particular series of Securities other than that series. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act.

          SECTION 7.9. Persons Eligible for Appointment as Trustee. There shall at all times be a Trustee for each series of Securities hereunder, which shall at all times be either

          (i) a corporation organized and doing business under the laws of the United States of America or of any State or the District of Columbia which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, State or District of Columbia authority, or

          (ii) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $10,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section 7.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee for the Securities of any series shall cease to be eligible in accordance with the provisions of this Section 7.9, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10. Neither the Issuer nor any person directly or indirectly controlling, controlled by or under common control with the Issuer shall serve as trustee for the Securities of any series issued hereunder.

          SECTION 7.10. Resignation and Removal; Appointment of Successor Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, for the Securities of any series may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer and by mailing notice thereof by first-class mail to Holders of the applicable series of Securities at their last addresses as they shall appear on the Security Register. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 6.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b) In case at any time any of the following shall occur:

               (i) the Trustee for the Securities of any series shall fail to comply with the provisions of Section 7.8 with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months;

               (ii) the Trustee for the Securities of any series shall cease to be eligible in accordance with the provisions of
          Section 7.9 and shall fail to resign after written request therefor by the Issuer or by any Securityholder of such series; or

               (iii) the Trustee for the Securities of any series shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.12, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee for such series.

          (c) The Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding may at any time remove the Trustee with respect to the Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in
Section 8.1 of the action in that regard taken by the Securityholders.

          (d) Any resignation or removal of the Trustee with respect to any series of the Securities and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 7.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

          SECTION 7.11. Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series of the Securities shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer, or of the successor trustee, upon payment of its charges then unpaid, the Trustee ceasing to act shall, subject to Section 4.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 7.6.

          If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees cotrustees of the same trust and that each such Trustee shall be trustee of a trust or trusts under separate indentures.

          No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 7.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.8 and eligible under the provisions of Section 7.9.

          Upon acceptance of appointment by any successor trustee as provided in this Section 7.11, the Issuer shall mail notice thereof by first-class mail to the Holders of Securities of any applicable series and to the Holders of Coupons, if any, appertaining thereto for which such successor trustee is acting as Trustee at their last addresses as they shall appear in the Security Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 7.10. If the Issuer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.

          SECTION 7.12. Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee for the Securities of any series may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee for such series hereunder; provided that such corporation shall be qualified under the provisions of Section 7.8 and eligible under the provisions of Section 7.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of one or more series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

          SECTION 7.13. Preferential Collection of Claims Against the Issuer. (a) Subject to the provisions of this Section 7.13, if the Trustee for the Securities of any series shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Issuer or any other obligor of the Securities of such series within three months prior to a default, as defined in subsection (c) of this
Section 7.13, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities of such series, the Holders of the Coupons, if any, appertaining thereto and the holders of other indenture securities (as defined in this Section 7.13):

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period and valid as against the Issuer and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in subsection (a)(2) of this Section 7.13 or from the exercise of any right of setoff which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Issuer upon the date of such default; and

          (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Issuer and its other creditors in such property or such proceeds.

          Nothing herein contained, however, shall affect the right of the Trustee:

               (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Issuer) who is liable thereon, (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person and (iii) distributions made in cash, securities or other property in respect of claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable state law;

               (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

               (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in subsection (c) of this Section would occur within three months; or

               (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

          For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

          If the Trustee for the Securities of any series shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders of the Securities of such series, the Holders of the Coupons, if any, appertaining thereto and the holders of other indenture securities in such manner that the Trustee, such Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Issuer of the funds and property in such special account and before crediting to the respective claims of the Trustee, Holders of the Securities of such series, the Holders of the Coupons, if any, appertaining thereto and the holders of other indenture securities dividends on claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders of such Securities, the Holders of the Coupons, if any, appertaining thereto and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Holders of such Securities, the Holders of the Coupons, if any, appertaining thereto and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, to make a specific allocation of such distributions, as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

          Any Trustee who has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such three months' period; and

          (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

          (b) There shall be excluded from the operation of this Section a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Holders of the applicable series of Securities and the Holders of the Coupons, if any, appertaining thereto, at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c)(3) below;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Issuer; or

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c)(4) of this Section.

          (c) As used in this Section:

          (1) the term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Securities of the applicable series or upon the other indenture securities when and as such principal or interest becomes due and payable;

          (2) the term "other indenture securities" shall mean securities upon which the Issuer is an obligor (as defined in the Trust Indenture Act) outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of subsection
     (a) of this Section and (iii) under which a default exists at the time of the apportionment of the funds and property held in said special account;

          (3) the term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) the term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Issuer for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of or a lien upon the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security; provided that the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Issuer arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

          (5) the term "Issuer" shall mean any obligor upon the Securities.

          SECTION 7.14. Authenticating Agent. So long as any Securities of a series remain outstanding, if the Corporate Trust Office of the Trustee is not located in the Borough of Manhattan, The City of New York, New York, or otherwise upon an Issuer Request, there shall be an authenticating agent (the "Authenticating Agent") appointed, for such period as the Issuer shall elect, by the Trustee for such series of Securities to act as its agent on its behalf and subject to its direction in connection with the authentication and delivery of each series of Securities for which it is serving as Trustee. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee. Wherever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee for such series or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee for such series except by way of original issuance by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of such Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $10,000,000 and subject to supervision or examination by Federal or state authority. If the Corporate Trust Office of the Trustee is not located in the Borough of Manhattan, The City of New York, New York, the Authenticating Agent shall have its principal office and place of business in the Borough of Manhattan, The City of New York, New York.

          Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee for such series or such Authenticating Agent. Any Authenticating Agent may at any time, and, if it shall cease to be eligible, shall, resign by giving written notice of resignation to the applicable Trustee and to the Issuer. The Trustee for any series of Securities may at any time terminate the agency of any Authenticating Agent for such series by giving written notice of termination to such Authenticating Agent and to the Issuer.

          Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section
7.14 with respect to one or more or all series of Securities, the Trustee for such series shall upon Issuer Request appoint a successor Authenticating Agent, and the Issuer shall provide notice of such appointment to all Holders of Securities of such series or any Coupons appertaining thereto in the manner and to the extent provided in
Section 13.4. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. The Trustee for the Securities of such series agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payment subject to the provisions of Section 7.6. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee for such series.


                             ARTICLE EIGHT

                 CONCERNING THE HOLDERS OF SECURITIES

          SECTION 8.1. Action by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities of any series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders. The Issuer may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of 10 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 8.1 of this Indenture prior to such solicitation. If a record date is fixed, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date. No such vote or consent shall be valid or effective for more than 120 days after such record date.

          SECTION 8.2. Proof of Execution of Instruments by Holders of Securities. Subject to Sections 7.1, 7.2 and 9.5, the execution of any instrument by a Holder of a Security or of any Coupon or his agent or proxy may be proved in the following manner:

          The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgments of deeds that the person executing such instrument acknowledged to him the execution thereof or by any affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, as the case may be, or by any other person acting in a representative capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

          The ownership of Registered Securities of any series shall be proved by the Securities Register for such series or by a certificate of the Securities Registrar for such series; the ownership of Unregistered Securities of any series and Coupons shall be proved by proof of possession reasonably satisfactory to the Trustee.

          The record of any Holders' meeting shall be proved in the manner provided in Section 9.6.

          SECTION 8.3. Holders To Be Treated as Owners. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the Person in whose name any Registered Security shall be registered upon the Security Register for such series as the absolute owner of such Security (notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.8), if such registered Security is a Fully Registered Security, interest, if any, on such Registered Security and for all other purposes whatsoever whether or not such Security be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Holder of any Unregistered Security and the Holder of any Coupon, whether or not the Security to which such Coupon appertained be registered, as the absolute owner of such Security or Coupon for the purposes of receiving payment thereof or on account thereof and for all other purposes whatsoever whether or not such Security or Coupon be overdue, and neither the Issuer, the Trustee, any Paying Agent nor any Security Registrar shall be affected by notice to the contrary. All such payments so made to any Holder for the time being or upon his order shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon such Security or Coupon.

          SECTION 8.4. Securities Owned by Issuer Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor on the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 7.1 and 7.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

          SECTION 8.5. Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article Eight, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and any Coupon appertaining thereto and of any Securities and Coupons issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security or Coupon or such other Security or Coupon. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.

                             ARTICLE NINE

                           HOLDERS' MEETINGS

          SECTION 9.1. Purposes of Meetings. A meeting of Holders of Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Nine for any of the following purposes:

          (1) to give any notice to the Issuer or to the Trustee for the Securities of such series, to give any directions to the Trustee for such series, to consent to the waiving of any default hereunder and its consequences or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Six;

          (2) to remove the Trustee for such series and nominate a successor trustee pursuant to the provisions of Article Seven;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of
     Section 10.2; or

          (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

          SECTION 9.2. Call of Meetings by Trustee. The Trustee for the Securities of an series may at any time call a meeting of Holders of Securities of such series to take any action specified in Section 9.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or such other Place of Payment as the Trustee for such series shall determine. Notice of every meeting of the Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of Securities of such series in the manner and to the extent provided in Section 13.4. Such notice shall be given not less than 20 nor more than 90 days prior to the date fixed for the meeting.

          SECTION 9.3. Call of Meetings by Issuer or Holders. In case at any time the Issuer, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Outstanding Securities of any or all series, as the case may be, shall have requested the Trustee for such series to call a meeting of Holders of Securities of any or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting and the Trustee for such series shall not have given the notice of such meeting within 20 days after receipt of such request, then the Issuer or such Holders may determine the time and the place in the Borough of Manhattan, The City of New York, or other Place of Payment for such meeting and may call such meeting to take any action authorized in Section 9.1, by giving notice thereof as provided in Section 9.2.

          SECTION 9.4. Qualifications for Voting. To be entitled to vote at any meeting of Holders a person shall be (a) a Holder of one or more Securities with respect to which such meeting is being held or
(b) a person appointed by an instrument in writing as proxy by such Holder. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee for the Securities of the series with respect to which such meeting is being held and its counsel and any representatives of the Issuer and its counsel.

          SECTION 9.5. Regulations. Notwithstanding any other provisions of this Indenture the Trustee for the Securities of any series may make such reasonable regulations as it may deem advisable for any meeting of Holders of the Securities of such series, in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote and such other matters concerning the conduct of the meeting as it shall think fit.

          The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Holders of the Securities of such series as provided in Section 9.3, in which case the Issuer or the Holders calling the meeting as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

          Subject to Section 8.4, at any meeting each Holder of Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each 1,000 (in the currency or currency unit in which such Securities are denominated) principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Outstanding") of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any such Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities of such series held by, him or instruments in writing aforesaid duly designating him as the person to vote on behalf of other Holders of such series. At any meeting of Holders, the presence of persons holding or representing Securities with respect to which such meeting is being held in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the persons holding or representing a majority in aggregate principal amount of such Securities represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present. Any meeting of Holders of Securities with respect to which a meeting was duly called pursuant to the provisions of Section 9.2 or Section 9.3 may be adjourned from time to time by a majority of such Holders present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

          SECTION 9.6. Voting. The vote upon any resolution submitted to any meeting of Holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.2. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and the secretary of the meeting and one of the duplicates shall be delivered to the Issuer and the other to the Trustee to be preserved by the Trustee.

          Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          SECTION 9.7. No Delay of Rights by Meeting. Nothing in this Article Nine contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities of any series.

                              ARTICLE TEN

                        SUPPLEMENTAL INDENTURES

          SECTION 10.1. Supplemental Indentures Without Consent of Securityholders. The Issuer, when authorized by a Board Resolution, and the Trustee for the Securities of any or all series may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof) for one or more of the following purposes:

          (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of any or all series any property or assets; provided, however, that such conveyance, transfer, assignment, mortgage or pledge is consistent with the provisions of Section 4.6 hereof;

          (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer under this Indenture and the Securities;

          (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as the Board of Directors and the Trustee shall consider to be for the protection of the Holders of any series of Securities and the Coupons, if any, appertaining thereto, or to surrender any right or power conferred upon the Issuer, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

          (d) to add any additional Events of Default (and, if such Events of Default are to be applicable to less than all series of Securities, stating that such Events of Default are only applicable to specified series);

          (e) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not materially and adversely affect the interests of the Holders of any Securities or the Coupons, if any, appertaining thereto;

          (f) to establish the form or terms of Securities of any series and the Coupons, if any, appertaining thereto as permitted by Section 3.1;

          (g) to permit payment in the United States of principal, premium or interest on Unregistered Securities or of interest on Coupon Securities;

          (h) to provide for the issuance of uncertificated Securities of one or more series in addition to or in place of certificated Securities;

          (i) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series or to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.11; and

          (j) to change or eliminate any of the provisions of this Indenture; provided, however, that any such change or elimination may only be effected when no Outstanding Security of any series created prior to the execution of such supplemental indenture is entitled to the benefit of such provision.

          The Trustee with respect to any series of Securities affected by such supplemental indenture is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 10.2.

          SECTION 10.2. Supplemental Indentures with Consent of Securityholders. With the consent (evidenced as provided in Article Eight) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (voting as one class), the Issuer, when authorized by a Board Resolution, and the Trustee for the Securities of each such series may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided that no such supplemental indenture shall
(a) change the Stated Maturity of any Security of such series, reduce the principal amount thereof, reduce the rate or change the time of payment of interest thereon, reduce any amount payable on redemption thereof, reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 6.1 or the amount thereof provable in bankruptcy pursuant to Section 6.2, adversely impair or affect the right of repayment or repurchase, if any, at the option of the Holder, reduce the amount of, or postpone the date fixed for, any payment under any sinking fund or analogous provisions for any Security, or change any Place of Payment or the coin or currency or currency unit in which any Security or the interest thereon is payable or change or eliminate the right of any Securityholder to institute suit for the payment thereof, without the consent of the Holder of each Security of such series so affected, or (b) reduce the aforesaid percentage of Securities of such series, the consent of the Holders of which is required for any such supplemental indenture (or waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences), without the consent of the Holder of each Security so affected, or (c) alter or impair the right of any holder to convert Securities of any series the terms of which provide for conversion, at the rate and upon the terms provided in the Indenture, or (d) modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders thereof, or (e) modify any of the provisions of this Section
10.2 or Section 6.10, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

          Upon the request of the Issuer, accompanied by a Board Resolution, authorizing the execution of any such supplemental indenture and upon the filing with the Trustee with respect to any series of Securities affected by such supplemental indenture, of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by Section 8.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

          It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities and the Coupons, if any, appertaining thereto, or which modifies the rights of the Holders of Securities of such series or any Coupons appertaining thereto with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or any Coupons appertaining thereto.

          For purposes of this Section 10.2, if the Securities of any series are issuable upon the exercise of warrants, each holder of an unexercised and unexpired warrant with respect to such series shall be deemed to be a Holder of Outstanding Securities of such series in the amount issuable upon the exercise of such warrant. For such purposes, the ownership of any such warrant shall be determined by the Issuer in a manner consistent with customary commercial practices. The Trustee for such series shall be entitled to rely on an Officers' Certificate as to the principal amount of Securities of such series in respect of which consents shall have been executed by holders of such warrants.

          SECTION 10.3. Notice of Supplemental Indenture. Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of Section 10.2, the Issuer shall mail a notice thereof by first-class mail to the Holders of Securities of each series and of Coupons, if any, appertaining thereto affected thereby at their addresses as they shall appear on the registry books of the Issuer, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          SECTION 10.4. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Ten, this Indenture shall be and be deemed to be modified and amended in accordance therewith, but only with regard to the Securities of each series affected by such supplemental indenture, and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee for the Securities of such series, the Issuer and the Holders of any Securities of such series or any Coupons appertaining thereto affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes with regard to the Securities of such series and any Coupons appertaining thereto.

          SECTION 10.5. Documents To Be Given to Trustee. The Trustee, subject to the provisions of Sections 7.1 and 7.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article Ten complies with the applicable provisions of this Indenture.

          SECTION 10.6. Notation on Securities and Coupons in Respect of Supplemental Indentures. Securities of any series (including any Coupons appertaining thereto) affected by any supplemental indenture which are authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article Ten may bear a notation in form approved by the Trustee for such series as to any matter provided for in such supplemental indenture. If the Issuer or the Trustee shall so determine, new Securities of any series and any Coupons appertaining thereto so modified as to conform, in the opinion of the Trustee and the Issuer, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series and any Coupons appertaining thereto then Outstanding.

          SECTION 10.7. Issuance of Securities by Successor Corporation. In case the Issuer shall be consolidated with or merged into any other corporation or corporations, or shall convey or transfer all or substantially all its property as an entirety, the successor corporation formed by such consolidation or into which the Issuer shall have been merged or which shall have received a conveyance or transfer as aforesaid, upon causing to be executed and delivered the supplemental indenture referred to in Section 10.1(b), shall succeed to and be substituted for the Issuer with the same effect as if it had been named herein as the party of the first part and in all the Securities and the Coupons, if any, appertaining thereto as obligor, and thereupon and thereafter such successor corporation may cause to be executed, either in its own name or in the name of ITT Corporation, and delivered to the appropriate Trustee for authentication, any or all of the Securities and the Coupons, if any, appertaining thereto issuable hereunder; and, upon the order of such successor corporation in lieu of the Issuer, and subject to all the terms, conditions and restrictions in this Indenture prescribed, the Trustee for the Securities of the appropriate series shall authenticate and deliver any Securities of such series and the Coupons, if any, appertaining thereto which shall have been previously executed and delivered by the Issuer to the Trustee for authentication and any Securities and the Coupons, if any, appertaining thereto which such successor corporation shall thereafter, in accordance with the provisions of this Indenture, cause to be executed and delivered to the Trustee for such purpose. Such change in phraseology and form (but not in substance) may be made in such Securities and the Coupons, if any, appertaining thereto as may be appropriate in view of such consolidation or merger or conveyance or transfer. All such Securities and the Coupons, if any, appertaining thereto when issued by such successor corporation shall in all respects have the same legal rank as the Securities and the Coupons, if any, appertaining thereto theretofore or thereafter authenticated and delivered in accordance with the terms of this Indenture and issued, as though all of such Securities and Coupons, if any, appertaining thereto had been issued at the date of the execution hereof.


                            ARTICLE ELEVEN

                     CONSOLIDATION, MERGER OR SALE

          SECTION 11.1. Issuer May Consolidate, Merge or Sell on Certain Terms. Nothing contained in this Indenture or in any of the Securities shall be deemed to prevent the consolidation or merger of the Issuer with or into any other corporation, or the merger into the Issuer of any other corporation, or the sale by the Issuer of its property and assets as, or substantially as, an entirety, or otherwise; provided, however, (a) that in case of any such consolidation or merger the corporation resulting from such consolidation or any corporation other than the Issuer into which such merger shall be made shall succeed to and be substituted for the Issuer with the same effect as if it has been named herein as a party hereto and shall become liable and be bound for, and shall expressly assume, by a supplemental indenture hereto, executed and delivered to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest, if any, on all the Securities of each series and the Coupons, if any, appertaining thereto and the performance and observance of each and every covenant and condition of this Indenture on the part of the Issuer to be performed or observed, and (b) that, as a condition of any such sale of the property and assets of the Issuer as, or substantially as, an entirety, the corporation to which such property and assets shall be sold shall (i) expressly assume, as a part of the purchase price thereof, the due and punctual payment of the principal of, premium, if any, and interest, if any, on all the Securities of each series and the Coupons, if any, appertaining thereto and the performance and observance of all the covenants and conditions of this Indenture on the part of the Issuer to be performed or observed, and (ii) simultaneously with the delivery to it of the conveyances or instruments of transfer of such property and assets, execute and deliver to the Trustee a supplemental indenture thereto, in form satisfactory to the Trustee, whereby such purchasing corporation shall so assume the due and punctual payment of the principal of, premium, if any, and interest, if any, on all the Securities of each series and the Coupons, if any, appertaining thereto and the performance and observance of each and every covenant and condition of this Indenture on the part of the Issuer to be performed or observed, to the same extent that the Issuer is bound and liable.

          The Issuer will not consolidate with any other corporation or accept a merger of any other corporation into the Issuer or permit the Issuer to be merged into any other corporation, or sell its properties and assets as, or substantially as, an entirety, except upon the terms and conditions set forth in this Section 11.1. Upon any consolidation or merger, or any sale of the properties and assets of the Issuer as, or substantially as, an entirety in accordance with the provisions of this Section 11.1, the corporation formed by such consolidation or into which the Issuer shall have been merged or to which such sale shall have been made shall succeed to and be substituted for the Issuer with the same effect as if it had been named herein as a party hereto and thereafter from time to time such successor corporation may exercise each and every right and power of the Issuer under this Indenture, in the name of the Issuer or in its own name; and any act or proceeding by any provision of this Indenture required or permitted to be done by the Board of Directors or any officer of the Issuer may be done with like force and effect by the like board or officer of any corporation that shall at the time be the successor of the Issuer hereunder. In the event of the sale by the Issuer of its properties and assets as, or substantially as, an entirety upon the terms and conditions of this Section 11.1, the Issuer shall be released from all its liabilities and obligations hereunder and under the Securities.

          SECTION 11.2. Opinion of Counsel To Be Given to Trustee. The Trustee, subject to the provisions of Section 7.1, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger or sale, and any such assumption, complies with the provisions of this Article Eleven.

                            ARTICLE TWELVE

               SATISFACTION AND DISCHARGE OF INDENTURE;
                           UNCLAIMED MONEYS

          SECTION 12.1. Satisfaction and Discharge of Securities of Any Series. Except as otherwise provided for the Securities of any series established pursuant to Section 3.1(18), the Issuer shall be deemed to have satisfied and discharged the entire indebtedness on all the Outstanding Securities of any particular series and the Coupons, if any, appertaining thereto, and the Trustee, at the expense of the Issuer and upon Issuer Request, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

          (1) either:

               (A) all Outstanding Securities of such series theretofore authenticated and delivered and the Coupons, if any appertaining thereto (other than (i) any Securities of such series or Coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in
          Section 3.7 and (ii) Outstanding Securities of such series or Coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Sections 4.4, 12.4 and 12.5) have been delivered to the Trustee for cancellation; or

               (B) with respect to all Outstanding Securities of such series and the Coupons, if any, appertaining thereto, described in (A) above not theretofore delivered to the Trustee for cancellation:

                    (i) the Issuer has deposited or caused to be
               deposited with the Trustee as trust funds in trust an amount in the currency or currency unit in which the Securities of such series are denominated (except as otherwise specified pursuant to Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(e) and 3.12(f) hereof) sufficient to pay and discharge the entire indebtedness on all such Outstanding Securities of such series for principal (and premium, if any) and interest to the Stated Maturity or any Redemption Date as contemplated by Section 12.3, as the case may be; or

                    (ii) the Issuer has deposited or caused to be
               deposited with the Trustee as obligations in trust such amount of Government Obligations as will, in a written opinion of independent public accountants delivered to the Trustee, together with the predetermined and certain income to accrue thereon (without consideration of any reinvestment thereof), be sufficient to pay and discharge when due the entire indebtedness on all such Outstanding Securities of such series and the Coupons, if any, appertaining thereto, for unpaid principal (and premium, if any,) and interest to the Stated Maturity or any Redemption Date as contemplated by Section 12.3, as the case may be.

               (2) the Issuer has paid or caused to be paid all other sums payable with respect to the Outstanding Securities of such series and the Coupons, if any, appertaining thereto;

               (3) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to due satisfaction and discharge of the entire indebtedness on all Outstanding Securities of any such series and the Coupons, if any, appertaining thereto, have been complied with; and

               (4) if the Securities of such series and the Coupons, if any, appertaining thereto, are not to become due and payable at their Stated Maturity within one year of the date of such deposit or are not to be called for redemption within one year of the date of such deposit under arrangements satisfactory to the Trustee as of the date of such deposit, then the Issuer shall have given, not later than the date of such deposit, notice of such deposit to the Holders of the Securities of such series and the Coupons, if any, appertaining thereto.

          Upon the satisfaction of the conditions set forth in this
Section 12.1 with respect to all the Outstanding Securities of any series and the Coupons, if any, appertaining thereto, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Issuer, and the Holders of the Securities of such series shall look for payment only to the funds or obligations deposited with the Trustee pursuant to Section 12.1(1)(b); provided, however, that the Issuer shall not be discharged from (a) any payment obligations in respect of Securities of such series which are deemed not to be Outstanding under clause (c) of the definition thereof and the Coupons, if any, appertaining thereto, if such obligations continue to be valid obligations of the Issuer under applicable law, (b) any obligations under Sections 7.6 and 7.10, (c) any obligations under Section 3.6 or 3.7 (except that Securities of such series issued upon registration of transfer or exchange or Securities or Coupons, if any, appertaining thereto issued in lieu of mutilated, lost, destroyed or stolen Securities or Coupons shall not be obligations of the Issuer) and Section 5.1 and (d) any obligation to convert into shares of Capital Stock the Securities of any series, the terms of which provide for conversion; and provided further that in the event a petition for relief under the Bankruptcy Reform Act of 1978 or a successor statute is filed with respect to the Issuer within 91 days after the deposit, the entire indebtedness on all Securities of such series and the Coupons, if any, appertaining thereto shall not be discharged, and in such event the Trustee shall return such deposited funds or obligations as it is then holding to the Issuer upon Issuer Request. Notwithstanding the satisfaction of the conditions set forth in this Section 12.1 with respect to all the Securities of any series not denominated in Dollars, upon the happening of any events specified in Section 3.12(e) the Issuer shall be obligated to make the payments in Dollars required by Section 3.12(e) to the extent that the Trustee is unable to convert any Foreign Currency or currency unit in its possession pursuant to
Section 12.1(1)(B) into the Dollar Equivalent of the Foreign Currency or the Dollar Equivalent of the Currency Unit, as the case may be. The Trustee shall return to the Issuer any non-converted funds or securities in its possession after such payments have been made.

          SECTION 12.2. Satisfaction and Discharge of Indenture. Upon compliance by the Issuer with the provisions of Section 12.1 as to the satisfaction and discharge of each series of Securities issued hereunder and the Coupons, if any, appertaining thereto, and if the Issuer has paid or caused to be paid all other sums payable under this Indenture, this Indenture shall cease to be of any further effect (except as otherwise provided herein). Upon Issuer Request and receipt of an Opinion of Counsel and an Officers' Certificate (and at the expense of the Issuer), the Trustee shall execute proper instruments acknowledging satisfaction and discharge of this Indenture.

          Notwithstanding the satisfaction and discharge of this Indenture, any obligations of the Issuer under Sections 3.6. 3.7, 5.1,
7.6 and 7.10, any obligations of the Issuer under Section 3.12(d) to deliver an Exchange Rate Officer's Certificate and the obligations of the Trustee under Section 12.3 shall survive.

          SECTION 12.3. Application of Trust Money. All money and obligations deposited with the Trustee pursuant to Section l2.1 shall be held irrevocably in trust and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. Such money and obligations shall be applied by the Trustee, in accordance with the provisions of the Securities, this Indenture and such escrow trust agreement, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of (and premium, if any) and interest, if any, on the Securities and the Coupons, if any, appertaining thereto for the payment of which such money and obligations have been deposited with the Trustee. If Securities of any series are to be redeemed prior to their Stated Maturity, whether pursuant to an optional redemption provision or in accordance with any mandatory sinking fund requirement, the Issuer shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer.

          SECTION 12.4. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series and the Coupons, if any, appertaining thereto, all moneys with respect to such series then held by any Paying Agent for such series under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

          SECTION 12.5. Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years. Any moneys deposited with or paid to the Trustee for the Securities of any series and the Coupons, if any, appertaining thereto, or any Paying Agent for the payment of the principal of, premium, if any, or interest, if any, on Securities of any series and the Coupons, if any, appertaining thereto and which shall not be applied but shall remain unclaimed by the Holders of Securities of such series and the Coupons, if any, appertaining thereto for two years after the date upon which such payment shall have become due and payable, shall be repaid to the Issuer by the Trustee on demand, and the holder of any of such Securities or the Coupons, if any, appertaining thereto entitled to receive such payment shall thereafter look only to the Issuer for the payment thereof; provided, however, that the Trustee, before making any such repayment, shall at the expense of the Issuer cause to be published once a week for two successive weeks (in each case on any day of the week) in an Authorized Newspaper, a notice that said moneys have not been so applied and that after a date named therein any unclaimed balance of said moneys then remaining will be returned to the Issuer.


                           ARTICLE THIRTEEN

                       MISCELLANEOUS PROVISIONS

          SECTION 13.1. Incorporators, Stockholders, Officers and Directors of Issuer Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security or Coupon, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly, or through the Issuer or any successor, under any rule of law, statute or constitutional provision by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities or Coupons by the Holders thereof and as part of the consideration for the issue of such Securities and Coupons, if any, appertaining thereto.

          SECTION 13.2. Provisions of Indenture for the Sole Benefit of Parties and Securityholders. Nothing in this Indenture or in the Securities or the Coupons, expressed or implied, shall give or be construed to give to any person, other than the parties hereto and their successors, the Holders of the Securities and the Holders of the Coupons, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors, of the Holders of the Securities and the Holders of the Coupons.

          SECTION 13.3. Successors and Assigns of Issuer Bound by
Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

          SECTION 13.4. Notices to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, (1) if any of the Securities affected by such event are Fully Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first class mail, postage prepaid, to such Holders as their names and addresses appear in the Securities Register within the time prescribed and (2) if any of the Securities affected by such event are Unregistered Securities, or Coupon Securities, such notice shall be sufficiently given
(unless otherwise herein expressly provided) if in writing and mailed by first class mail, postage prepaid, to such Holders in the manner and to the extent provided in Section 5.4, and if published in an Authorized Newspaper or Newspapers in such city or cities as may be provided elsewhere in this Indenture or specified as contemplated by
Section 3.1 on a Business Day at least twice, the first such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. In the event of suspension of regular mail service or for any other reason it shall be impracticable to give such notice to Registered Holders by mail, then such a notification as shall be made to Registered Holders with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In case by reason of the suspension of publication of any Authorized Newspaper or by reason of any other cause it shall be impracticable to publish any notice to Holders of Unregistered Securities or of Coupons as provided above then said notification to Holders of Unregistered Securities or of Coupons as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder.

          SECTION 13.5. Addresses for Notices. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee for the Securities of any series or by the Holders of Securities of any series or of any Coupons appertaining thereto on the Issuer may be given or served by registered mail addressed (until another address is filed by the Issuer with the Trustee) as follows: ITT Corporation, Attention:
Corporate Secretary, 1330 Avenue of the Americas, New York, New York 10019-5490. Any notice, direction, request or demand by any Holder of Securities of any series to or upon the Trustee for such series or of any Coupons appertaining thereto shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office of such Trustee, and, in respect of Unregistered Securities or Coupons, at the Corporate Trust Office of the Trustee referred to in Section 4.2. Any notice or demand required or permitted under this Indenture shall be in the English language, except that any published notice may be in the official language of the country of publication.

          SECTION 13.6. Officers' Certificates and Opinions of Counsel; Statements To Be Contained Therein. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including any covenants compliance with which constitutes a condition precedent) provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including any covenants compliance with which constitutes a condition precedent) have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

          Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than annual certificates provided pursuant to Section 4.7) shall include
(a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

          SECTION 13.7. Cross References. All references herein to "Articles" and other subdivisions are to the corresponding Articles or other subdivisions of this Indenture, and the words "herein", "hereof", "hereby", "hereunder", "hereinbefore" and "hereinafter" and other words of similar purport refer to this Indenture generally and not to any particular Article, Section or other subdivision hereof.

          SECTION 13.8. Legal Holidays. In any case where the date of maturity of principal, premium, if any, or interest, if any, on the Securities or Coupons or the date fixed for redemption or repayment of any Security shall not be a Business Day at any Place of Payment with respect to Securities of that series then (notwithstanding any other provisions of this Indenture or of the Security or Coupons) payment of such principal, premium, if any, or interest, if any, on the Securities and Coupons need not be made on such date at such Place of Payment but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the date of maturity or the date fixed for redemption or repayment, as the case may be, and no interest shall accrue for the period from and after such date.

          SECTION 13.9. Moneys of Different Currencies To Be Segregated. The Trustee shall segregate all moneys, funds and accounts held by the Trustee hereunder in one currency from any money, funds or accounts in any other currencies, notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

          SECTION 13.10. Payment To Be in Proper Currency. Each reference in any Security, or in the Board Resolution relating thereto, to any currencies or currency units shall be of the essence. Subject to Section 3.12, the Issuer agrees, to the fullest extent that it may effectively do so under applicable law, that its obligation to make any payment of principal of, premium, if any, and interest on any Security or any Coupon (i) shall not be discharged or satisfied by any tender by the Issuer, or recovery by the Trustee, either pursuant to any judgment (whether or not entered into in accordance with Section 6.13) or otherwise, in any currencies or currency units other than the currencies or currency units then due and payable (the "Required Currency"), except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments,
(ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and
(iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. Except as permitted under Section 3.12, if any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Issuer, and the Issuer shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor. The Issuer hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.

          SECTION 13.11. Conflict of Any Provision of Indenture with Trust Indenture Act. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the

Trust Indenture Act through operation of Section 318(c) thereof, such imposed duties shall control.

          SECTION 13.12. New York Law To Govern. This Indenture and each Security shall be deemed to be a contract under the laws of the state of New York, and for all purposes shall be construed in accordance with the laws of said State, except as may otherwise be required by mandatory provisions of law.

          SECTION 13.13. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          SECTION 13.14. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 13.15. Separability Clause. In case any provision of this Indenture or of the Securities or any Coupons appertaining thereto, if any, shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


                           ARTICLE FOURTEEN

                       REDEMPTION OF SECURITIES

          SECTION 14.1. Applicability of Article. The provisions of this Article Fourteen shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

          SECTION 14.2. Notice of Redemption; Selection of Securities. In case the Issuer shall desire to exercise the right to redeem all, or, as the case may be, any, part of the Securities of any series (or all or part of the Unregistered Securities of such series or all or any part of the Registered Securities of such series, if the terms and conditions of redemption shall be different with respect to Unregistered Securities and Registered Securities of such series as specified in the terms of such Securities established pursuant to
Section 3.1) in accordance with their terms, it shall fix a Redemption Date and shall provide notice of such redemption to the Trustee, in the case such Securities are to be redeemed as a whole, 45 days, and in the case such Securities are to be redeemed in part, 60 days, prior to such Redemption Date, and at least 30 and not more than 60 days prior to such Redemption Date to the Holders of Securities of such series so to be redeemed as a whole or in part in the manner provided in Section 13.4. The notice provided in the manner herein specified shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

          Each such notice of redemption shall specify the Redemption Date, the Redemption Price, the Place or Places of Payment, that the Securities of such series are being redeemed at the option of the Issuer pursuant to provisions contained in the terms of the Securities of such series or in a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption, that payment will be made upon presentation and surrender of the applicable Securities, that, unless otherwise specified in such notice, Coupon Securities of any series, if any, surrendered for payment must be accompanied by all Coupons, if any, maturing subsequent to the date fixed for redemption, failing which the amount of any such missing Coupon or Coupons will be deducted from the sum due for payment, the current conversion price or rate, if applicable, that the right of the Holder to convert Securities called for redemption shall terminate at the close of business on the Redemption Date (or such other date as may be specified as contemplated by Section 3.1 for Securities of any series), if applicable, that Holders who want to convert Securities called for redemption must satisfy the requirements for conversion contained in such Securities, if applicable, that any interest accrued to the Redemption Date will be paid as specified in said notice, and that on and after said Redemption Date any interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of any series are to be redeemed the notice of redemption shall specify the numbers of the Securities of such series to be redeemed, and, if only Unregistered Securities of any series are to be redeemed, and if such Unregistered Securities may be exchanged for Registered Securities, the last date on which exchanges of Unregistered Securities for Registered Securities not subject to redemption may be made. In case any Security of any series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the Redemption Date, upon surrender of such Security and any Coupons appertaining thereto, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof and with appropriate Coupons will be issued, or, in the case of Securities providing appropriate space for such notation, at the option of the Holders, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

          On or before (but at least one New York Business Day before, in the case of payments made in a currency or currency unit other than Dollars) the Redemption Date with respect to the Securities of any series stated in the notice of redemption given as provided in this
Section 14.2, the Issuer will deposit with the Trustee or with one or more Paying Agents an amount of money in the currency or currency unit in which the Securities of such series and any Coupons appertaining thereto are payable (except as otherwise specified as contemplated by Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(e) and 3.12(f) of this Indenture) sufficient to redeem on such Redemption Date all the Securities or portions thereof so called for redemption (other than any Securities called for redemption on such date which have been converted prior to the date of such deposit) at the applicable Redemption Price, together with accrued interest to such Redemption Date. If the Issuer is acting as its own Paying Agent, it will segregate such amount and hold it in trust as provided in Section 4.4.

          If fewer than all the Securities of a series are to be redeemed (except in the case of a redemption in whole of the Unregistered Securities, the Coupon Securities, the Registered Securities or the Fully Registered Securities of such series), the Issuer will give the Trustee written notice not less than 60 days prior to the Redemption Date as to the aggregate principal amount of Securities to be redeemed and the Trustee shall select, not more than 75 days prior to the Redemption Date and in such manner as in its sole discretion it shall deem appropriate and fair, the Securities of such series or portions thereof (in multiples of 1,000 in the currency or currency unit in which the Securities of such series are denominated, except as otherwise set forth in the applicable form of Security) to be redeemed.

          For the purpose of such selection in case of redemption of less than all of the Securities of any series, the Trustee and the Issuer shall have the option to treat as Outstanding Securities any Securities of such series which are surrendered for conversion after the fifteenth day immediately preceding the mailing of notice of such redemption and need not treat as Outstanding Securities any Securities authenticated and delivered during such period in exchange for the unconverted portion of any Securities converted in part during such period.

          SECTION 14.3. Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities of the series specified in such notice shall become due and payable on the Redemption Date and at the place or places stated in such notice at the applicable Redemption Price, together with any interest accrued to such Redemption Date, and on and after said Redemption Date (unless the Issuer shall default in the payment of such Securities at the applicable Redemption Price, together with any interest accrued to said Redemption Date) any interest on the Securities or portions of Securities of any series so called for redemption shall cease to accrue and the right to convert such Securities or portions thereof, if the terms of such Securities provide for conversion pursuant to Section 3.1, shall terminate at the close of business on the Redemption Date or such other day as may be specified as contemplated by Section 3.1 for Securities of such series. On presentation and surrender of such Securities and all Coupons, if any, appertaining thereto at a Place of Payment in such notice specified, such Securities and Coupons or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable Redemption Price, together with any interest accrued thereon to the applicable Redemption Date in the currency or currency unit in which the Securities of such series and the Coupons, if any, appertaining thereto are payable (except as otherwise specified as contemplated by Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(e) and 3.12(f) of this Indenture).

          If any Coupon Security, surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing on or after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons or the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any Paving Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted provided, however, that, unless otherwise provided pursuant to Section 3.1 or Section 10.1(f), interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside of the United States.

          Upon presentation of any Security redeemed in part only and the Coupons, if any, appertaining thereto, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series and the Coupons, if any, appertaining thereto, of authorized denominations, in principal amount equal to the unredeemed portion of the Securities so presented.

          If any Security called for redemption pursuant to Section
14.1 is converted pursuant to Article Seventeen, any monies deposited with the Trustee for the purpose of paying or redeeming any such Security shall be promptly paid to the Issuer.

          SECTION 14.4. Exclusion of Certain Securities from
Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration or certificate number in the case of

Registered Securities or Fully Registered Securities, or by certificate number, in the case of Coupon Securities, in a written statement signed by an authorized officer of the Issuer and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned by, and not pledged or hypothecated by, either (a) the Issuer or (b) an entity specifically identified in such written statement directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer. In the case of Coupon Securities, the Issuer will provide evidence satisfactory to the Trustee of the ownership thereof.

          SECTION 14.5. Redemption Pursuant to Gaming Laws. (a) Notwithstanding the provisions of Section 14.2 hereof and any related paragraphs of the Securities of any series, if any Gaming Authority requires that a Holder or beneficial owner of Securities of any series must be licensed or found qualified or suitable to hold or own the Securities of any such series, but that Person is not licensed or found qualified or suitable within any time specified by such Gaming Authority, or such Gaming Authority denies a license to or finds unqualified or unsuitable such Person, the Issuer will have the right at its option to require such Person to dispose of such Person's Securities of such series within the time period prescribed by the Issuer or such other time period as may be prescribed by any Gaming Authority, which time period shall be specified in a written notice from the Issuer. If such Holder or beneficial owner, having been given the opportunity by the Issuer to dispose of such Securities, fails to dispose of such Securities within the prescribed time period, the Issuer shall have the right to call for redemption such Securities by notice of redemption to such Person.

          (b) On any redemption of Securities of any series pursuant to this Section 14.5, the Redemption Price shall be the lesser of (i) the lowest closing sale price of the Securities of such series on any trading day during the 120-day period commencing on the date upon which the Issuer shall have received notice from a Gaming Authority of such Holder's disqualification or (ii) the price at which such Holder or beneficial owner acquired the Securities, unless a different redemption price is required by such Gaming Authority, in which event such required price shall be the Redemption Price. Each Holder and beneficial owner, by accepting a Security of any series, agrees to the provisions of this Section 14.5 and any related paragraphs of the Securities of such series and agrees to inform the Issuer upon request of the price at which such Holder or beneficial owner acquired such Holder's or beneficial owner's Securities.

          (c) Any redemption notice given by the Issuer under this
Section 14.5 shall state (i) that the Securities are being called for redemption as a result of the Holder's or beneficial owner's status under the relevant Gaming Laws, (ii) the Redemption Date, (iii) the Redemption Price and (iv) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

                            ARTICLE FIFTEEN

                             SINKING FUNDS

          SECTION 15.1. Applicability of Article. The provisions of this Article Fifteen shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is hereinafter referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment".

          SECTION 15.2. Satisfaction of Mandatory Sinking Fund Payments with Securities. In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Issuer may at its option, (a) at any time no more than 16 months and no less than 45 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Outstanding Securities of such series (together with the unmatured Coupons, if any, appertaining thereto) theretofore purchased or otherwise acquired by the Issuer, except Securities of such series which have been redeemed or previously called for redemption through the application of mandatory or optional sinking fund payments pursuant to the terms of the Securities of such series, accompanied by an Issuer Order instructing the Trustee to credit such obligations and stating that the Securities of such series were originally issued by the Issuer by way of bona fide sale or other negotiation for value or (b) receive credit for any Securities which have been converted pursuant to the terms of such Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

          SECTION 15.3. Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Issuer will deliver to the Trustee a certificate signed by the treasurer or any assistant treasurer of the Issuer specifying the amount of the next ensuing sinking fund payment for such series pursuant to the terms of such series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currency unit in which the Securities of such series and the Coupons, if any, appertaining thereto are payable

(except as otherwise specified as contemplated by Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(e) and 3.12(f) of this Indenture) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of such series pursuant to Section 15.2 and whether the Issuer intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Issuer shall be obligated to make the cash payment or payments (in the currency or currency unit described above) therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Issuer to deliver such certificate (or to deliver the Securities and Coupons, if any, specified in such certificate within the time period specified in Section 15.2), the sinking fund payment due on the next succeeding sinking fund payment date for such series shall be paid entirely in cash (in the currency, or currency unit described above) and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit Securities as provided in
Section 15.2 and without the right to make any optional sinking fund payment, if any, with respect to such series.

          Any sinking fund payment or payments (mandatory or optional) made in cash (in the currency or currency unit described above) plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series shall be applied by the Trustee (or by the Issuer if the Issuer is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date following the date of such payment) to the redemption of Securities of such series at the Redemption Price specified in such Securities with respect to the sinking fund together with accrued interest, if any, to the applicable Redemption Date. Any excess sinking fund moneys not so applied or allocated by the Trustee (or by the Issuer if the Issuer is acting as its own Paying Agent) to the redemption of Securities shall be added to the next sinking fund payment received by the Trustee (or if the Issuer is acting as its own Paying Agent, segregated and held in trust as provided in Section 4.4) for such series and, together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this Section 15.3. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or if the Issuer is acting as its own Paying Agent, segregated and held in trust as provided in Section 4.4) on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by the Issuer if the Issuer is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity. The Trustee shall not convert any currency or currency unit in which the Securities of such series are payable for the purposes of such sinking fund application unless specifically requested to do so by the Issuer, and any such conversion agreed to by the Trustee in response to such request shall be for the account and at the expense of the Issuer and shall not affect the Issuer's obligation to pay the Holders in the currency or currency unit to which such Holders may be entitled.

          The Trustee shall select or cause to be selected the Securities to be redeemed upon such sinking fund payment date in the manner specified in the last paragraph of Section 14.2 and the Issuer shall cause notice of the redemption thereof to be given in the manner provided in Section 14.2 except that the notice of redemption shall also state that the Securities are being redeemed by operation of the sinking fund and whether the sinking fund payment is mandatory or optional, or both, as the case may be. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 14.3.

          On or before (but at least one New York Business Day before in the case of payments made in a currency or currency unit other than Dollars) each sinking fund payment date, the Issuer shall pay to the Trustee (or, if the Issuer is acting as its own Paying Agent, will segregate and hold in trust as provided in Section 4.4) in cash (in the currency or currency unit described in the first paragraph of this
Section 15.3) a sum equal to the principal and any interest accrued to the Redemption Date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 15.3.

          Neither the Trustee nor the Issuer shall redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or the Issuer if the Issuer is acting as its own Paying Agent) shall redeem such Securities if cash (in the currency or currency unit described in the first paragraph of this Section 15.3) sufficient for the purpose shall be deposited with the Trustee (or segregated by the Issuer) for that purpose in accordance with the terms of this Article Fifteen. Except as aforesaid, any moneys (in the currency or currency unit described in the first paragraph of this Section 15.3) in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys (in the currency or currency unit described in the first paragraph of this Section 15.3) thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Securities of such series and the Coupons, if any, appertaining thereto; provided, however that in case such

Event of Default or default shall have been cured or waived as provided herein, such moneys (in the currency or currency unit described in the first paragraph of this Section 15.3) shall thereafter be applied on the next sinking fund payment date for the Securities of such series on which such moneys (in the currency or currency unit described in the first paragraph of this Section 15.3) may be applied pursuant to the provisions of this Section 15.3.


                            ARTICLE SIXTEEN

               SUBORDINATION OF SUBORDINATED SECURITIES

          SECTION 16.1. Agreement To Subordinate. The Issuer covenants and agrees, and each Holder of Securities of any series of Subordinated Debt issued under this Indenture (hereafter "Subordinated Securities"), or any Coupons appertaining thereto, issued hereunder by his acceptance thereof likewise covenants and agrees, that all Subordinated Securities of such series, or any Coupons appertaining thereto, shall be issued subject to the provisions of this Article Sixteen; and each person holding any Security of such series, or any Coupons appertaining thereto, whether upon original issue or upon transfer, assignment or exchange thereof accepts and agrees that the principal of, premium, if any, and interest on all Subordinated Securities of such series, or any Coupons appertaining thereto, issued hereunder shall, to the extent and in the manner set forth in this Article Sixteen, be subordinated and subject in right to the prior payment in full of all Senior Debt, but not to any other indebtedness of the Issuer other than Senior Debt.

          SECTION 16.2. Terms of Subordination. Anything in this Indenture to the contrary notwithstanding, the indebtedness evidenced by Subordinated Securities of any series, or any Coupons appertaining thereto, shall be subordinate and junior in right of payment, to the extent and in the manner hereafter set forth, to all Senior Debt of the Issuer, whether outstanding at the date of this Indenture or incurred after the date of this Indenture but not to any other indebtedness of the Issuer other than Senior Debt.

          (1) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Issuer or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Issuer, whether or not involving insolvency or bankruptcy, then the holders of Senior Debt shall be entitled to receive payment in full of all principal and interest on all Senior Debt before the holders of the Subordinated Securities of any series, or any Coupons appertaining thereto, are entitled to receive any payment on account of principal or interest thereon, and to that end (but subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Debt and the holders thereof with respect to the subordinated indebtedness represented by the Subordinated Securities of such series, or any Coupons appertaining thereto, and the Holders thereof by a lawful plan of reorganization under applicable bankruptcy law) the holders of Senior Debt shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Subordinated Securities of such series, or any Coupons appertaining thereto, except securities which are subordinate and junior in right of payment to the payment of all Senior Debt then outstanding; and

          (2) in the event that pursuant to any provision of the Indenture or the Subordinated Securities of any series, or any Coupons appertaining thereto, the Subordinated Securities of such series are declared or otherwise become due and payable before their expressed maturity because of the occurrence of an Event of Default hereunder or otherwise (under circumstances when the provisions of the foregoing clause (1) shall not be applicable), the holders of the Senior Debt outstanding at the time the Subordinated Securities of such series, or any Coupons appertaining thereto, so become due and payable shall be entitled to receive payment in full of all principal of and interest on all Senior Debt before the holders of the Subordinated Securities of such series, or any Coupons appertaining thereto, are entitled to receive any payment due solely by reason of such acceleration; and

          (3) in the event of any default in the payment of any Senior Debt and during the continuance of any such default, no amount shall be paid, whether in cash, property, securities, or otherwise, in respect of the principal of or interest of the Subordinated Securities of any series, or any Coupons appertaining thereto, if either (a) notice of such default in writing has been given to the Issuer by any holder or holders of any Senior Debt; provided that judicial proceedings shall be commenced with respect to such default within 30 days thereafter, or (b) judicial proceedings shall be pending in respect of such default.

No present or future holder of Senior Debt shall be prejudiced in his right to enforce subordination of the Subordinated Securities of any series, or any Coupons appertaining thereto, by any act or failure to act on the part of the Issuer. The provisions of this Article Sixteen are solely for the purpose of defining the relative rights of the holders of Senior Debt on the one hand, and the Holders of the Subordinated Securities of such series, or any Coupons appertaining thereto, on the other hand, and nothing herein shall impair, as between the Issuer and the Holder of any of the Subordinated Securities of such series, or any Coupons appertaining thereto, the obligation of the Issuer, which is unconditional and absolute, to pay to the Holder thereof the principal thereof and (to the extent legally enforceable) interest on overdue principal thereon in accordance with the terms of the Subordinated Securities of such series, or any Coupons appertaining thereto, nor shall anything in this Article Sixteen prevent the Trustee or the Holder of any of the Subordinated Securities of such series, or any Coupons appertaining thereto, from exercising all remedies otherwise permitted by applicable law or under this Indenture upon default under this Indenture, subject to the rights, if any, under this Article Sixteen of holders of Senior Debt to receive cash, property or securities otherwise payable or deliverable to the Holders of the Subordinated Securities of such series, or any Coupons appertaining thereto. The Issuer agrees, for the benefit of the holders of Senior Debt, that in the event that any of the Subordinated Securities of such series is declared or otherwise becomes due and payable before its expressed maturity because of the occurrence of a default under this Indenture
(a) the Issuer will give prompt notice in writing of such happening to the holders of Senior Debt and (b) all Senior Debt shall forthwith become immediately due and payable upon demand regardless of the expressed maturity thereof.

          No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act in good faith by any such holder, or by any noncompliance by the Issuer with the terms, provisions and covenants of this Article Sixteen, regardless of any knowledge thereof any such holder may have or be charged with.

          SECTION 16.3. Subrogation of Subordinated Securities. Subject to the payment in full of all Senior Debt, the Holders of the Subordinated Securities of any series, or any Coupons appertaining thereto, shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Issuer applicable to the Senior Debt until the principal of, interest on and (to the extent legally enforceable) interest on overdue principal of the Subordinated Securities of such series, or any Coupons appertaining thereto, shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Subordinated Securities of such series, or any Coupons appertaining thereto, or the Trustee on their behalf would be entitled except for the provisions of this Article Sixteen, and no payment over pursuant to the provisions of this Article Sixteen to the holders of Senior Debt by Holders of the Subordinated Securities of such series, or any Coupons appertaining thereto, or the Trustee on their behalf shall, as between the Issuer, its creditors other than holders of Senior Debt and the Holders of the Subordinated Securities of such series, or any Coupons appertaining thereto, be deemed to be a payment by the Issuer to or on account of the Senior Debt; and no payment or distribution of cash, property or securities to or for the benefit of the Holders of Subordinated Securities pursuant to the subrogation provision of this Article Sixteen, which would otherwise have been paid to the holders of Senior Debt, shall be deemed to be a payment by the Issuer to or for the account of the Subordinated Securities of such series, or any Coupons appertaining thereto.

          SECTION 16.4. Payments Over to Holders of Senior Debt. In the event that, notwithstanding the provisions of Section 16.2, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, prohibited by the provisions of Section 16.2, shall be received by the Trustee under this Indenture or the Holders of the Subordinated Securities of any series, or any Coupons appertaining thereto, before all Senior Debt is paid in full or provision is made for such payment in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Debt or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of all Senior Debt remaining unpaid until all such Senior Debt shall have been paid in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt.

          Upon any payment or distribution of assets of the Issuer referred to in this Article Sixteen, the Trustee for any series of Subordinated Securities, subject to the provisions of Section 7.1, and the Holders of the Subordinated Securities of any series, or any Coupons appertaining thereto, shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such receivership, liquidation, reorganization, dissolution or other winding-up proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Subordinated Securities of such series, or any Coupons appertaining thereto, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Sixteen.

          SECTION 16.5. Authorization by Holders of Subordinated Securities. Each Holder of a Subordinated Security of any series by his acceptance thereof authorizes the Trustee for such series on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Sixteen and appoints the Trustee his attorney-in-fact for any and all such purposes.

          SECTION 16.6. Notice to Trustee. The Issuer shall give prompt written notice to the Trustee and to any Paying Agent of any fact known to the Issuer which would prohibit the making of any payment of moneys to or by the Trustee or any Paying Agent in respect of the Subordinated Securities of any series, or any Coupons appertaining thereto, pursuant to the provisions of this Article Sixteen. Notwithstanding the provisions of this Article Sixteen or any other provision of this Indenture, the Trustee and any Paying Agent shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee or any Paying Agent in respect of the Subordinated Securities of any series, or any Coupons appertaining thereto, pursuant to the provisions of this Article Sixteen, unless and until the Trustee or any Paying Agent, respectively, shall have received written notice thereof from the Issuer or a holder or holders of Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject (as between itself and the Holders of the Subordinated Securities of any series) to the provisions of Section 7.1, or any Paying Agent, respectively, shall be entitled in all respects to assume that no such facts exist; provided, that if on a date not less than three Business Days prior to the date upon which by the terms hereof any such moneys shall become payable for any purpose (including, without limitation, the payment of the principal of or (to the extent legally enforceable) interest on overdue principal of any Subordinated Securities of any series, or any Coupons appertaining thereto) the Trustee or any Paying Agent shall not have received with respect to such moneys the notice provided in this Section 16.6, then, anything herein contained to the contrary notwithstanding, the Trustee or any Paying Agent, as the case may be, shall be entitled to apply such moneys for the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date and shall be entitled in all respects to assume that no such facts exist; and provided, further, that the Trustee or any Paying Agent, as the case may be, shall be entitled to pay to the Holders of Subordinated Securities of any series, or any Coupons appertaining thereto, such moneys deposited with it pursuant to Article Twelve and shall be entitled to assume that no such facts exist in the event that the proper instruments acknowledging satisfaction of and discharging of this Indenture shall have been received by the Trustee for their execution by the Trustee pursuant to
Section 12.1.

          Notwithstanding anything to the contrary hereinbefore set forth, nothing shall prevent the application by any Paying Agent or the Trustee for any series of Subordinated Securities of any moneys deposited with such Paying Agent or such Trustee for the purpose of payment of or on account of the principal of or interest on or (to the extent legally enforceable) interest on overdue principal of the Subordinated

Securities of any series, or any Coupons appertaining thereto, in the case of any such Paying Agent, if it did not have knowledge of facts which would prohibit such application pursuant to this Article
Sixteen, or, in the case of the Trustee, prior to the receipt by it of written notice as aforesaid.

          The Trustee for any series of Subordinated Securities shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Debt (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Debt or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Debt, or a trustee on behalf of any such holder, to participate in any payment or distribution pursuant to this Article Sixteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Sixteen, and if such evidence is not furnished the Trustee may defer any payment to such person pending appropriate determination as to the right of such person to receive such payment.

          SECTION 16.7. Trustee's Relation to Senior Debt. The Trustee for any series of Subordinated Securities in its individual capacity shall be entitled to be a holder of Senior Debt and shall be entitled to all the rights set forth in this Article Sixteen in respect of any Senior Debt at any time held by it, to the same extent as any other holder of Senior Debt.

          With respect to the holders of Senior Debt, the Trustee for any series of Subordinated Securities undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Sixteen, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and the Trustee shall not be liable to any holder of Senior Debt if it shall pay over or deliver to Holders of Subordinated Securities of any series, or any Coupons appertaining thereto, the Issuer or any other person moneys or assets to which any holder of Senior Debt shall be entitled by virtue of this Article Sixteen or otherwise.

                           ARTICLE SEVENTEEN

                 CONVERSION OF CONVERTIBLE SECURITIES

          SECTION 17.1. Applicability of Article. Securities of any series which are convertible into Capital Stock at the option of the Holders thereof shall be convertible in accordance with their terms and (unless otherwise specified in one or more indentures supplemental hereto or in a resolution of the Board of Directors as contemplated by
Section 3.1 for Securities of any series) in accordance with this Article. Each reference in this Article Seventeen to "a Security" or "the Securities" refers to the Securities of the particular series that is convertible into Capital Stock. Each reference in this Article to "Underlying Stock" into which Securities of any series are convertible refers to the class of Capital Stock into which the Securities of such series are convertible in accordance with their terms (as specified as contemplated by Section 3.1). If more than one series of Securities with conversion privileges are Outstanding at any time, the provisions of this Article Seventeen shall be applied separately to each such series.

          SECTION 17.2. Right of Holders to Convert Securities. Subject to and upon compliance with the terms of the Securities and this Article Seventeen, at the option of the Holder thereof, any Security of any series of any authorized denomination, or any portion of the principal amount thereof which is $1,000 or any integral multiple of $1,000, may, at any time during the period specified in the Securities of such series, be converted into duly authorized, validly issued, fully paid and nonassessable shares of the class, or combination of classes, of Underlying Stock, as specified in such Security, at the conversion rate for each $1,000 principal amount of Securities in effect on the conversion date, or if such Security or portion thereof shall have been called for redemption, then in respect of such Security or portion thereof until and including, but not after (unless the Issuer shall default in payment due upon the redemption thereof) the close of business on the date fixed for redemption except that in the case of redemption at the option of the Holder, if specified in the terms of such Securities, such option to convert shall terminate upon receipt of written notice of the exercise of such option to redeem, or if an adjustment in the Conversion Price has taken place pursuant to the provisions of Section 17.5, then at the applicable conversion rate as so adjusted, upon surrender of the Security or Securities, the principal amount of which is so to be converted, to the Issuer at any time during usual business hours at the office or agency to be maintained by it in accordance with the provisions of Section 4.2 accompanied by a written notice of election to convert as provided in Section 17.3 and, if so required by the Issuer and the Trustee, by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by the Holder or his attorney duly authorized in writing. All Securities surrendered for conversion shall, if surrendered to the Issuer or any conversion agent, be delivered to the Trustee for cancellation and canceled by it, or shall, if surrendered to the Trustee, be canceled by it, as provided in Section 3.9.

          The initial conversion price (the "Conversion Price") in respect of a series of Securities shall be as specified in the Securities of such series. The Conversion Price will be subject to adjustment on the terms set forth in Section 17.5 or such other or different terms, if any, as may be specified pursuant to Section 3.1 for Securities of such series. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of it.

          SECTION 17.3. Issuance of Shares of Underlying Stock on Conversion. As promptly as practicable after the surrender, as herein provided, of any Security or Securities for conversion, the Issuer shall deliver or cause to be delivered at its said office or agency to or upon the written order of the Holder of the Security or Securities so surrendered a certificate or certificates representing the number of duly authorized, validly issued, fully paid and nonassessable shares of Underlying Stock into which such Security or Securities may be converted in accordance with the terms thereof and the provisions of this Article Seventeen. Prior to the delivery of such certificate or certificates, the Issuer shall require a written notice at its said office or agency from the Holder of the Security or Securities so surrendered stating that the Holder irrevocably elects to convert such Security or Securities, or, if less than the entire principal amount thereof is to be converted, stating the portion thereof to be converted. Such notice shall also state the name or names (with address and social security or other taxpayer identification number) in which said certificate or certificates are to be issued. Such conversion shall be deemed to have been made at the time that such Security or Securities shall have been surrendered for conversion and such notice shall have been received by the Issuer or the Trustee, the rights of the Holder of such Security or Securities as a Holder shall cease at such time, the person or persons entitled to receive the shares of Underlying Stock upon conversion of such Security or Securities shall be treated for all purposes as having become the record holder or holders of such shares of Underlying Stock at such time and such conversion shall be at the Conversion Price in effect at such time. In the case of any Security of any series which is converted in part only, upon such conversion, the Issuer shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver to the Holder thereof, as requested by such Holder, a new Security or Securities of such series of authorized denominations in aggregate principal amount equal to the unconverted portion of such Security.

          If the last day on which a Security may be converted is not a Business Day in a place where the conversion agent for the applicable series of Securities is located, the Security may be surrendered to that conversion agent on the next succeeding day that is a Business Day with the same effect as if surrendered on such last day.

          The Issuer will not be required to deliver certificates for shares of Underlying Stock upon conversion while its stock transfer books are closed for a meeting of shareholders or for the payment of dividends or for any other purpose, but certificates for shares of Underlying Stock shall be delivered as soon as the stock transfer books shall again be opened.

          SECTION 17.4. No Payment or Adjustment for Interest or Dividends. Unless otherwise specified as contemplated by Section 3.1 for Securities of such series, Securities surrendered for conversion during the period from the close of business on any regular record date (or special record date for payment of defaulted interest) next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (except Securities called for redemption on a redemption date within such period) when surrendered for conversion must be accompanied by payment of an amount equal to the interest thereon which the Holder is to receive on such Interest Payment Date. Payment of interest shall be made, as of such Interest Payment Date or such date, as the case may be, to the Holder of the Securities as of such regular or special record date, as applicable. Except where Securities surrendered for conversion must be accompanied by payment as described above, no interest on converted Securities will be payable by the Issuer on any Interest Payment Date subsequent to the date of conversion. No other payment or adjustment for interest or dividends is to be made upon conversion. Notwithstanding the foregoing, upon conversion of any Original Issue Discount Security, the fixed number of shares of Underlying Stock into which such Security is convertible delivered by the Issuer to the Holder thereof shall be applied, first, to pay the accrued original issue discount attributable to the period from the date of issuance to the date of conversion of such Security, and, second, to pay the balance of the principal amount of such Security.

          SECTION 17.5. Adjustment of Conversion Price. Unless otherwise specified as contemplated by Section 3.1 for Securities of such series, the Conversion Price shall be adjusted from time to time by the Issuer as follows:

          (a) If the Issuer shall hereafter pay a dividend or make a distribution to substantially all holders of the outstanding shares of Underlying Stock in shares of such Underlying Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced to an amount equal to the product of (x) such Conversion Price and (y) a fraction of which (i) the numerator shall be the number of shares of Underlying Stock outstanding at the close of business on the Record Date (as defined in Section 17.5(g)) fixed for such determination and (ii) the denominator shall be the sum of (A) such number of shares and (B) the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following such Record Date. If any dividend or distribution of the type described in this Section 17.5(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

          (b) If the Issuer shall issue rights or warrants to substantially all holders of the outstanding shares of Underlying Stock entitling them to subscribe for or purchase shares of such Underlying Stock at a price per share less than the Current Market Price (as defined in Section 17.5(g)) on the Record Date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall be an amount equal to the product of (x) the Conversion Price in effect at the opening of business on the date after such Record Date and (y) a fraction of which (i) the numerator shall be the sum of (A) the number of shares of Underlying Stock outstanding at the close of business on such Record Date plus (B) the number of shares which the aggregate exercise price of the total number of rights or warrants so distributed would purchase at such Current Market Price, and of which
(ii) the denominator shall be the sum of (A) the number of shares of Underlying Stock outstanding on the close of business on such Record Date plus (B) the total number of additional shares of Underlying Stock to be issued upon exercise of the rights or warrants so distributed. Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Underlying Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Underlying Stock actually delivered. If such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Underlying Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Underlying Stock, there shall be taken into account any consideration received for such rights or warrants, with the value of such consideration, if other than cash, to be determined by the Board of Directors.

          (c) If the Issuer shall (1) subdivide the outstanding shares of Underlying Stock into a greater number of shares or (2) combine or reclassify (other than a reclassification to which Section 17.7 applies) the outstanding shares of Underlying Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of any Security of such series thereafter surrendered for conversion shall be entitled to receive the number of shares of Underlying Stock that he would have owned immediately following such action had such Security of such series been converted immediately prior thereto. An adjustment made pursuant to this Section
17.5 (c) shall become effective immediately after the opening of business on the day following the day upon which such subdivision, reclassification or combination becomes effective.

          (d) If the Issuer shall, by dividend or otherwise, distribute to substantially all holders of Underlying Stock shares of any other class of Capital Stock of the Issuer (other than any dividends or distributions to which Section 17.5(a) applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding any rights or warrants of a type referred to in Section 17.5(b) and dividends and distributions paid exclusively in cash and excluding any Capital Stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation to which Section
17.7 applies) (the foregoing hereinafter in this Section 17.5(d) called the "Distributed Securities"), then, in each such case, the Conversion Price shall be reduced so that the same shall be an amount equal to the product of (x) the Conversion Price in effect immediately prior to the close of business on the Record Date (as defined in Section 17.5(g)) with respect to such distribution and (y) a fraction of which (i) the numerator shall be the result of (A) the Current Market Price (determined as provided in Section 17.5(g)) on such date minus (B) the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the Distributed Securities so distributed applicable to one share of Underlying Stock and (ii) the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the Record Date; provided, however, that in the event the then fair market value (as so determined) of the portion of the Distributed Securities so distributed applicable to one share of Underlying Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Securities of such series shall have the right to receive upon conversion of a Security of such series (or any portion thereof) the amount of Distributed Securities such Holder would have received had such Holder converted such Security of such series (or portion thereof) immediately prior to such Record Date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 17.5(d) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price pursuant to Section 17.5(g) to the extent possible.

          Rights or warrants distributed by the Issuer to substantially all holders of shares of Underlying Stock entitling the holders thereof to subscribe for or purchase shares of any class of the Issuer's Capital Stock (either initially or under certain circumstances), which rights or warrants until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Underlying Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of shares of Underlying Stock, shall be deemed not to have been distributed for purposes of this Section 17.5(d) (and no adjustment to the Conversion Price under this Section 17.5(d) shall be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment to the Conversion Price under this Section 17.5(d) shall be made. If any such rights (including the Rights (as defined below)) or warrants, including rights or warrants distributed prior to the date of this Indenture (including the Rights), shall become exercisable to purchase different securities, evidences of indebtedness or other assets upon the occurrence of certain subsequent events, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to new rights or warrants (and a termination or expiration of the existing rights or warrants without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants (including the Rights), or any Trigger Event with respect thereto, that was taken into account for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 17.5 was made, (1) in the case of any such rights (including the Rights) or warrants which shall all have been redeemed or repurchased without exercise by any of the holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution equal to the per share redemption or repurchase price received by a holder or holders of shares of Underlying Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants and thus received such price), made to all holders of shares of the class of Capital Stock into which Securities of such series are convertible as of the date of such redemption or repurchase, and (2) in the case of such rights (including the Rights) or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights (including the Rights) and warrants had not been issued. In lieu of any adjustment to the Conversion Price otherwise required by this
Section 17.5(d) as a result of a Trigger Event affecting rights (the "Rights") distributed pursuant to the Issuer's Rights Agreement dated as of November 1, 1995, as amended (the "Rights Plan"), the Issuer may amend such Rights Plan to provide that upon conversion of the Securities of such series the holder thereof will receive, in addition to the shares of Underlying Stock issuable upon such conversion, the Rights which attached to such shares of Underlying Stock or would have attached to such shares if the Rights had not become separated from the Underlying Stock pursuant to the provisions of the Rights Plan.

          Notwithstanding any other provision of this Section 17.5(d) to the contrary, rights, warrants, evidences of indebtedness, other securities, cash or other assets (including, without limitation, any rights distributed pursuant to any stockholder rights plan) shall be deemed not to have been distributed for purposes of this Section 17.5(d) if the Issuer makes proper provision so that each Holder of Securities of such series who converts a Security of such series (or any portion thereof) after the date fixed for determination of stockholders entitled to receive such distribution shall be entitled to receive upon such conversion, in addition to the shares of Underlying Stock issuable upon such conversion, the amount and kind of such distributions that such Holder would have been entitled to receive if such Holder had, immediately prior to such determination date, converted such Security of such series into shares of Underlying Stock.

          For purposes of this Section 17.5(d) and Sections 17.5(a) and (b), any dividend or distribution to which this Section 17.5(d) is applicable that also includes (x) shares of Underlying Stock, (y) rights or warrants to subscribe for or purchase shares of Underlying Stock to which Section 17.5(b) applies or (z) both (x) and (y), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Underlying Stock or rights or warrants to which Section 17.5(b) applies (and any Conversion Price reduction required by this Section 17.5(d) with respect to such dividend or distribution shall then be made) immediately followed by
(2) a dividend or distribution of such shares of Underlying Stock or such rights or warrants (and any further Conversion Price reduction required by Section 17.5(a) and (b) with respect to such dividend or distribution shall then be made, except that for purposes of calculating such further Conversion Price reduction, if any, (a) the Record Date of such dividend or distribution shall be substituted for the phrases "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Record Date (as defined in Section 17.5(g)) fixed for such determination" and "Record Date" for purposes of Section 17.5(a) and for the phrases "the Record Date fixed for the determination of stockholders entitled to receive such rights or warrants" and "such Record Date" for purposes of Section 17.5(b) and (b) any shares of Underlying Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the Record Date fixed for such determination" for purposes of Section 17.5(a)).

          (e) If the Issuer shall, by dividend or otherwise, distribute to substantially all holders of shares of Underlying Stock cash (the "Cash Distribution") (excluding any cash that is distributed upon a merger or consolidation to which

Section 17.7 applies or as part of a distribution referred to in
Section 17.5(d) for which no adjustment to the Conversion Price was made) in an aggregate amount that, taken together with (1) the aggregate amount of any other such distributions to all holders of its Underlying Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 17.5(e) has been made, and (2) the aggregate amount of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender offer by the Issuer or any Subsidiary for all or any portion of the Underlying Stock concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 17.5(f) has been made, exceeds 15% of the product of (x) the Current Market Price (determined as provided in Section 17.5(g)) on the Record Date with respect to such distribution and (y) the number of shares of Underlying Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal an amount equal to the product of (x) the Conversion Price in effect immediately prior to the close of business on such Record Date and (y) a fraction of which (i) the numerator shall be the result of (A) the Current Market Price on the Record Date minus (B) an amount equal to the result of (p) the aggregate amount of the Cash Distribution and
(2) above divided by (q) the number of shares of Underlying Stock outstanding on the Record Date and (ii) the denominator shall be equal to the Current Market Price on such Record Date; provided, however, that in the event the portion of the cash so distributed applicable to one share of Underlying Stock is equal to or greater than the Current Market Price of the Underlying Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Securities of such series shall have the right to receive upon conversion of a Security of such series (or any portion thereof) the amount of cash such Holder would have received had such Holder converted such Security of such series (or portion thereof) immediately prior to such Record Date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

          In lieu of making any adjustment to the Conversion Price pursuant to the immediately preceding paragraph, the Issuer may elect to reserve an amount of cash for distribution to the Holders of Securities of such series upon the conversion of the Securities of such series so that any such Holder converting Securities of such series will receive upon such conversion, in addition to the shares of Underlying Stock and other items to which such Holder is entitled, the full amount of cash which such Holder would have received if such Holder had, immediately prior to the Record Date for such distribution of cash, converted its Securities of such series into

Underlying Stock, together with any interest accrued with respect to such amount, in accordance with this paragraph. The Issuer may make such election by providing an Officers' Certificate to the Trustee to such effect on or prior to the payment date for any such distribution and depositing with the Trustee on or prior to such date an amount of cash equal to the aggregate amount that the Holders of Securities of such series would have received if such Holders had, immediately prior to the Record Date for such distribution, converted all of the Securities of such series into Underlying Stock. Any such funds so deposited by the Issuer with the Trustee shall be invested by the Trustee in Government Obligations with a maturity not more than three months from the date of issuance. Upon conversion of Securities of such series by a Holder thereof, such holder shall be entitled to receive, in addition to the Underlying Stock issuable upon conversion, an amount of cash equal to the amount such Holder would have received if such Holder had, immediately prior to the Record Date for such distribution, converted its Securities of such series into Underlying Stock, along with such Holder's pro rata share of any accrued interest earned as a consequence of the investment of such funds. Promptly after making an election pursuant to this paragraph, the Issuer shall give or shall cause to be given notice to all Holders of Securities of such series of such election, which notice shall state the amount of cash per $1,000 principal amount of Securities of such series such Holders shall be entitled to receive (excluding interest) upon conversion of the Securities of such series as a consequence of the Issuer having made such election. Any cash distribution to all holders of Underlying Stock as to which the Issuer makes the election permitted by this paragraph and as to which the Issuer has complied with the requirements of such Section shall be treated as not having been made for all purposes of this Section 17.5(e).

          (f) If a tender offer made by the Issuer or any Subsidiary for all or any portion of the Underlying Stock expires and such tender offer (as amended upon the expiration thereof) requires the payment to stockholders (based on the acceptance (up to any maximum number of shares specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that, taken together with (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Issuer or any Subsidiary for all or any portion of the Underlying Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 17.5(f) has been made and (2) the aggregate amount of any distributions to all holders of Underlying Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to

Section 17.5(e) has been made, exceeds 15% of the product of (x) the Current Market Price (determined as provided in Section 17.5(g)) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) and (y) the number of shares of Underlying Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal an amount equal to the product of (x) the Conversion Price in effect immediately prior to the close of business on the date of the Expiration Time and (y) a fraction of which (i) the numerator shall be the result of (A) the product of (p) the number of shares of Underlying Stock outstanding (including any tendered shares) on the Expiration Time and (q) the Current Market Price of the Underlying Stock on the Expiration Time minus (B) the fair market value (determined as aforesaid) of the aggregate consideration to be paid to stockholders based on the acceptance (up to any maximum number of shares specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum number of shares, being referred to as the "Purchased Shares") and (ii) the denominator shall be the product of (A) the number of shares of Underlying Stock outstanding (less any Purchased Shares) on the Expiration Time and (B) the Current Market Price of the Underlying Stock on the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Issuer is obligated to purchase shares pursuant to any such tender offer, but the Issuer is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made. If the application of this Section 17.5(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 17.5(f).

          (g) For purposes of this Section 17.5, the following terms shall have the meaning indicated:

          (1) "closing price" with respect to any securities on any day means the last reported sale price on such day or, if no such sale takes place on such day, the average of the reported high and low prices on such day, in each case on The Nasdaq Stock Market or New York Stock Exchange, as applicable, or, if such security is not listed or admitted to trading on such national market or exchange, on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the high and low prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or, if not so available, a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution.

          (2) "Current Market Price" means the average of the daily closing prices per share of the Underlying Stock for the 10 consecutive trading days immediately prior to the date in question; provided, however, that (i) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 17.5(a),
     (b), (c), (d), (e) or (f) occurs during such 10 consecutive trading days, the closing price for each trading day prior to the "ex" date for such other event shall be adjusted by multiplying such closing price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to
     Section 17.5(a), (b), (c), (d), (e) or (f) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the date in question, the closing price for each trading day on and after the "ex" date for such other event shall be adjusted by multiplying such closing price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and
     (iii) if the "ex" date for the issuance or distribution requiring such computation is prior to the date in question, after taking into account any adjustment required pursuant to clause (i) or
     (ii) of this proviso, the closing price for each trading day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 17.5(d) or
     (f), whose determination shall be conclusive and described in a Board Resolution) of the evidences of indebtedness, shares of Underlying Stock or assets being distributed applicable to one share of the Underlying Stock as of the close of business on the day before such "ex" date. For purposes of this paragraph, the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Underlying Stock trades regular way on the relevant exchange or in the relevant market from which the closing price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Underlying Stock, means the first date on which the

     Underlying Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender or exchange offer, means the first date on which the Underlying Stock trades regular way on such exchange or in such market after the Expiration Time of such offer. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 17.5, such adjustment shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 17.5 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

          (3) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

          (4) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Capital Stock have the right to receive any cash, securities or other property or in which the Capital Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

          (5) "trading day" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or such other national securities exchange is open for business, as applicable, or (y) if the applicable security is quoted on The Nasdaq Stock Market, a day on which trades may be made thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          (h) Certain adjustments in the conversion price in accordance with the foregoing provisions could be taxable pursuant to
Section 305 of the Internal Revenue Code of 1986, as amended, as a constructive distribution of stock to holders of the convertible Debt Securities at the time of the adjustment in the conversion rate to the extent of the value of such adjustment. Accordingly, the Issuer may make such reduction in the Conversion Price, in addition to those required by Sections 17.5(a), (b), (c), (d), (e) and (f), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Underlying Stock or rights to purchase

Underlying Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

          To the extent permitted by applicable law, the Issuer from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period and the Board of Directors has made a determination that such reduction would be in the Issuer's best interests, which determination shall be conclusive and described in a Board Resolution. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Issuer shall mail to the Holders of Securities of such series at his or her last address appearing on the register of Holders maintained for that purpose a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

          (i) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 17.5(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article Seventeen shall be made by the Issuer and shall be made to the nearest cent or to the nearest 100th of a share, as the case may be. No adjustment need be made for a change in the par value or no par value of the Underlying Stock.

          (j) Whenever the Conversion Price is adjusted as herein provided, the Issuer shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Issuer shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to each Holder of Securities of such series at his or her last address appearing on the register of Holders maintained for that purpose within 20 days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

          (k) In any case in which this Section 17.5 provides that an adjustment shall become effective immediately after a Record Date for an event, the Issuer may defer until the occurrence of such event issuing to the Holder of any Security of such series converted after such Record Date and before the occurrence of such event the additional shares of Underlying Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Underlying Stock issuable upon such conversion before giving effect to such adjustment.

          (l) For purposes of this Section 17.5, the number of shares of any class of Capital Stock at any time outstanding shall not include shares held in the treasury of the Issuer but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares such shares of such class of Capital Stock. The Issuer shall not pay any dividend or make any distribution on shares of any class of Capital Stock held in the treasury of the Issuer.

          (m) In the event that at any time, as a result of shares of any other class of Capital Stock of the Issuer becoming issuable in exchange or substitution for or in lieu of shares of Underlying Stock or as a result of an adjustment made pursuant to subsection (a) or (c) above, the Holder of any Security of such series thereafter surrendered for conversion shall become entitled to receive any shares of the Issuer other than shares of Underlying Stock, thereafter the number of such other shares so receivable upon conversion of any Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the class of Capital Stock into which the Securities of such series are convertible contained in subsections (a) to (l) above, and the provisions of this Article Seventeen with respect to the class of Capital Stock into which the Securities of such series are convertible shall apply on like terms to any such other shares.

          (n) The conversion rate with respect to any Original Issue Discount Securities, the terms of which provide for convertibility, shall not be adjusted during the term of such Original Issue Discount Securities for accrued original issue discount.

          (o) In the event that the Securities of any series are convertible into more than one class of Capital Stock, the provisions of this Section 17.5 shall apply separately to events affecting each such class.

          SECTION 17.6. No Fractional Shares to be Issued. No fractional shares of Underlying Stock shall be issued upon conversion of Securities. If more than one Security of any series shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities of such series (or specified portions thereof to the extent permitted hereby) so surrendered. Instead of a fraction of a share of Underlying Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Issuer shall pay a cash adjustment in respect of such fraction of a share in an amount equal to the same fractional interest of the closing price per share (as defined in Section 17.5(g)(1)) of Underlying Stock on the Business Day next preceding the day of conversion.

          SECTION 17.7. Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur: (i) any reclassification or change of the outstanding shares of Underlying Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Issuer with another corporation as a result of which holders of Capital Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Underlying Stock, or (iii) any sale or transfer of the properties and assets of the Issuer as, or substantially as, an entirety to any other corporation as a result of which holders of Underlying Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Underlying Stock, then the Issuer or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) providing that the Securities of such series shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination or sale by a holder of a number of shares of Underlying Stock issuable upon conversion of the Securities of such series (assuming, for such purposes, a sufficient number of authorized shares of Underlying Stock available to convert all such Securities of such series) immediately prior to such reclassification, change, consolidation, merger, combination or sale assuming such holder of Underlying Stock did not exercise his or her rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange or sale (provided, that if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange or sale is not the same for each share of Underlying Stock in respect of which such rights of election have not been exercised ("non-electing share"), then, for the purposes of this Section 17.7, the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange or sale for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Seventeen. If, in the case of any such reclassification, change, consolidation, merger, combination or sale, the stock or other securities and assets receivable thereupon by a holder of shares of Underlying Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, consolidation, merger, combination or sale, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the holders of the Securities of such series as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

          The Issuer shall cause notice of the execution of such supplemental indenture to be mailed to each Holder of Securities of such series at his or her address appearing on the register of Holders for that purpose within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

          The above provisions of this Section 17.7 shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations and sales.

          If this Section 17.7 applies to any event or occurrence,
Section 17.5 shall not apply.

          SECTION 17.8. Notice to Holders of Securities of a Series Prior to Taking Certain Types of Action. With respect to the
Securities of any series, in case:

          (a) the Issuer shall authorize the issuance to all holders of Underlying Stock of rights or warrants to subscribe for or purchase shares of its Underlying Stock or of any other right;

          (b) the Issuer shall authorize the distribution to all holders of Underlying Stock of evidences of its indebtedness or assets (except for the exclusions with respect to certain dividends set forth in Section 17.5(c));

          (c) of any subdivision, combination or reclassification of Underlying Stock or of any consolidation or merger to which the Issuer is a party and for which approval by the shareholders of the Issuer is required, or of the sale of all or substantially all of the assets of the Issuer; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the company;

then the Issuer shall cause to be filed with the Trustee and at the office or agency maintained for the purpose of conversion of Securities of such series pursuant to Section 4.2, and shall cause to be mailed to the Holders of Securities of such series, at their last addresses as they shall appear upon the registration books of the Issuer, at least ten days prior to the applicable record date hereinafter specified, a notice stating

(i) the date as of which the holders of Underlying Stock to be entitled to receive any such rights, warrants or distribution are to be determined, or (ii) the date on which any such subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action is expected to become effective, and the date as of which it is expected that holders of record of Underlying Stock shall be entitled to exchange their Underlying Stock of such class for securities or other property, if any, deliverable upon such subdivision, combination, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or other action. The failure to give the notice required by this Section
17.8 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, subdivision, combination, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or other action, or the vote upon any of the foregoing. Such notice shall also be published by and at the expense of the Issuer not later than the aforesaid filing date at least once in an Authorized Newspaper.

          SECTION 17.9. Covenant to Reserve Shares for Issuance on Conversion of Securities. The Issuer covenants that at all times it will reserve and keep available out of its Underlying Stock, free from preemptive rights, solely for the purpose of issue upon conversion of Securities of any series as herein provided, such number of shares of Underlying Stock as shall then be issuable upon the conversion of all Outstanding Securities of such series. The Issuer covenants that all shares of Underlying Stock which shall be so issuable shall, when issued or delivered, be duly and validly issued shares of authorized Underlying Stock, and shall be fully paid and nonassessable, free of all liens and charges and not subject to preemptive rights and that, upon conversion, the appropriate capital stock accounts of the Issuer will be duly credited.

          SECTION 17.10. Compliance with Governmental Requirements. The Issuer covenants that if any shares of Underlying Stock required to be reserved for purposes of conversion of Securities hereunder require registration or listing with or approval of any governmental authority under any Federal or State law, pursuant to the Securities Act or the Exchange Act or any national or regional securities exchange on which such Underlying Stock is listed at the time of delivery of any shares of such Underlying Stock, before such shares may be issued upon conversion, the Issuer will use its best efforts to cause such shares to be duly registered, listed or approved, as the case may be.

          SECTION 17.11. Payment of Taxes Upon Certificates for Shares Issued upon Conversion. The issuance of certificates for shares of Underlying Stock upon the conversion of Securities shall be made without charge to the converting Holders for any tax (including, without limitation, all documentary and stamp taxes) in respect of the issuance and delivery of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the Holders of Securities converted; provided, however, that the Issuer shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the Security converted, and the Issuer shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.

          SECTION 17.12. Trustee's Duties with Respect to Conversion Provisions. The Trustee and any conversion agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the registration under securities laws, listing, validity or value (or the kind or amount) of any shares of Underlying Stock, or of any other securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible or liable for any failure of the Issuer to make any cash payment or to issue, transfer or deliver any shares of stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of Section 7.1, and any conversion agent shall not be responsible or liable for any failure of the Issuer to comply with any of the covenants of the Issuer contained in this Article Seventeen.


          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                         ITT CORPORATION,

                                          by
                                             -----------------------
                                                  Vice President

[Corporate Seal]
Attest:


---------------------------
   Assistant Secretary

                                         THE FIRST NATIONAL BANK
                                         OF CHICAGO,

                                          by
                                             -----------------------
                                               Authorized Officer

[Corporate Seal]
Attest:


---------------------------
    Assistant Secretary